   As filed with the Securities and Exchange Commission on February 5, 2008

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

                 Simon D. Collier, Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                        Date of fiscal year end: May 31

          Date of reporting period: June 1, 2007 - November 30, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO]

BROWN ADVISORY FUNDS

                              SEMI-ANNUAL REPORT

                               NOVEMBER 30, 2007
                                  (Unaudited)


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                        BROWN ADVISORY OPPORTUNITY FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN ARE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AND/OR THE APPLICABLE FUND SUB-ADVISOR AS OF NOVEMBER 30, 2007, THE LAST DAY OF THE REPORTING PERIOD. THESE VIEWS ARE SUBJECT TO CHANGE WITHOUT NOTICE AS MARKET AND OTHER CONDITIONS FLUCTUATE. WHILE THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND, THEY DO NOT CONSTITUTE INVESTMENT ADVICE, ARE NOT A GUARANTEE OF FUTURE PERFORMANCE AND ARE NOT INTENDED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITY.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 1-800-540-6807 OR VISITING THE FUNDS' WEBSITE AT WWW.BROWNADVISORY.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                               TABLE OF CONTENTS

             A Message to Our Shareholders.....................  1

             Schedules of Investments.......................... 20

             Statements of Assets and Liabilities.............. 40

             Statements of Operations.......................... 42

             Statements of Changes in Net Assets............... 44

             Financial Highlights.............................. 48

             Notes to Financial Statements..................... 57

             Additional Information............................ 66

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

During the six-month period ended November 30, 2007, the Brown Advisory Growth Equity Fund's Institutional Shares (the "Fund") returned 2.02%, just behind the Russell 1000(R) Growth Index (the "Index"), which advanced 2.24%, and ahead of the S&P 500 Index, which declined -2.33%. For the same six-month period, A Shares with sales charge and without sales charge returned -1.90% and 1.66%, respectively.

The markets have experienced a tumultuous few months, ending with heightened volatility and stocks selling off in November. A decline in consumer confidence and the current credit crisis continues to create a sense of unease in the markets. Over the past few months, large-cap growth stocks proved to be resilient to the media storm surrounding the sub-prime mortgage debacle, as a premium continued to be placed on the sustainability of earnings growth - a trend we believe will persist.

An important contributor to our performance relative to that of the overall market was our lack of exposure to the mortgage and housing sectors. We would like to point out that this position is not an accident. As growth stock managers, we focus with exacting discipline on sectors of the economy and specific companies that offer the opportunity for sustainable and visible growth, steady returns on capital, and consistently strong profitability. As a result, certain sectors, such as housing and mortgage finance, simply do not meet our criteria. This is not to say that these sectors lack investment merit
- only that as growth investors we seek a different type of investment vehicle.

Some of the positive contributors to performance during the last six months were NAVTEQ Corp., Intuitive Surgical, Inc., and Jacobs Engineering Group, Inc. We continue to be constructive on these companies. In October, NAVTEQ announced that it is being acquired by Nokia in a cash deal that may provide attractive gains to our shareholders. In contrast, the largest detractors from performance were Comcast Corp., Morgan Stanley, and Kohl's Corp. We continue to monitor their fundamentals in this more challenging environment and will move accordingly to capture opportunities as they present themselves.

With the increase in volatility over the past six months, we have found additional opportunities as prices in some stocks have become disconnected from their underlying fundamentals. During the period, the Fund acquired four new stocks, all of which operate within the Technology sector but address separate, unique markets: MEMC Electronics, Network Appliances, Akamai Technologies, and Micros Systems. MEMC Electronics is engaged in the design, manufacture, and sale of silicon wafers used in solar panels as a source of alternative energy. High traditional energy costs have fueled increased demand for these wafers, resulting in excellent pricing power for the company. The market, however, seems to anticipate that the entry of new players into this market will drive pricing lower - an event that has yet to surface. We believe the market has underestimated the complexity and exhaustive resources required to produce these wafers, and that these factors, may lead to further market share gains and pricing power for the foreseeable future. Network Appliances (NTAP) is an industry-leading supplier of data storage and data management solutions. We see potential growth opportunities for this dominant company operating in a vast and rapidly growing universe. A key benefit of the accumulation and dissemination of data is increased productivity, and ultimately a competitive edge, among enterprises adopting the company's technology. Initiatives to digitize information traditionally warehoused by archaic methods are widespread, and Network Appliance is a clear beneficiary of this shift. Akamai Technologies (AKAM) is the leader in the content delivery network (CDN) space. The company helps its customers deliver content over the internet via its proprietary networks. Customers pay for this enhanced service level on their websites because of the strong correlation between user experience and

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

revenues. Akamai has over 2,000 customers, including nine of the top ten U.S. media and entertainment companies (including Apple iTunes, Yahoo!, and CBS), very large e-commerce vendors (Amazon.com, Travelocity), large software companies (Microsoft, Adobe, Symantec, McAfee), four of the five largest online ad networks, and multiple federal government agencies. Micros Systems (MCRS) is a designer, manufacturer, marketer and service provider of enterprise information solutions for the global hospitality and specialty retail industries. Hotels, restaurants and retail stores are their primary end markets. Micros is a dominant player in a very fragmented market, and the company is led by a very experienced management team, which has been in place since the early 1990s.

During the period, we eliminated two companies from the portfolio, General Electric (GE) and Sysco Corporation. Our sale of GE was primarily based around the emergence of better opportunities elsewhere, rather than a fundamental call on the company. The company is a well diversified company and representative in many ways of the broad market. Our shift away from the name represents, in part, a move towards differentiation from the broad market and our expectation of out-performance in other names. Our sale of Sysco Corporation (SYY), however, was more fundamentally driven. Sysco's ability to pass along food inflation increases to its customers is limited due to rising energy costs, mortgage payments, and unemployment rates among end consumers. We feel this relationship will pressure Sysco's profit margins going forward, which in turn will be reflected in its stock price.

Sincerely,

Geoffrey R.B. Carey, CFA
Portfolio Manager

THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX OFFERS INVESTORS ACCESS TO THE EXTENSIVE LARGE-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE REPRESENTING THE PERFORMANCE OF 500. THE S&P 500 INDEX IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGER CAPITALIZATION STOCKS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

During the six-month period ended November 30, 2007, the Brown Advisory Value Equity Fund's Institutional Shares (the "Fund") posted a total return of -5.73%. For the same six-month period, A Shares with sales charge and without sales charge returned -9.34% and -6.05%, respectively. During the same period, the Russell 1000(R) Value Index (the "Index") decreased to -7.33% and the S&P 500 Index fell to -2.33%.

After a record period of corporate profit growth for virtually every type of business, some severe stresses have emerged during the last several months. Emergency first aid for the country's leading mortgage lender, a sub-prime loan rout, and declining residential real estate prices have, at long last, put the brakes on the credit cycle. In contrast to a time when almost anyone was able to get access to credit, the transmission has been shifted (temporarily) into reverse. Lending standards have been tightened rapidly, even for credit-worthy borrowers. In our view, now that the credit cycle has begun to contract, the profit cycle is probably not far behind. We believe that as the profit cycle slows, and growth becomes less generally available, the premium for growth will return, possibly in a major way. This landscape change could benefit larger, less cyclical, global companies, whose stocks have been out of favor for some time. The Fund owns many such companies.

Historically, interest rates have declined during periods like the present (less demand for credit, less economic activity). With the passage of time, low rates sow the seeds for the next recovery. The currently beleaguered financial services industry is usually an early beneficiary of such rebounds. To borrow an accounting term, it is a "FIFO" business: first in, first out. Of course, it is never easy to get the timing exactly right. While we believe this process is still under way, many financials have already discounted some very pessimistic outcomes.

We did not initially believe that the Federal Reserve's (the "Fed") action in September to lower rates was the beginning of an aggressive easing process. In our view, the Fed's action was in response to a rapidly deteriorating housing market and the genesis of a "run on the bank" mentality. After a brief hiatus during September, the credit climate has worsened as fears have mounted over the balance sheet integrity of many financial firms. Consequently, in our view, the probability of a substantial monetary and regulatory response has increased materially. Notwithstanding this level of intervention, we continue to believe that near-term profit growth will be slower than generally expected. If this posture is correct, the quality/reliability of business franchises we own will matter a lot more than the market is currently assuming, judging from relative stock valuations. We believe our portfolio of inexpensively priced, proven franchises remains well positioned for a more challenging climate.

Leading contributors to performance for the six-month period include Nokia Corp., Procter & Gamble Co., Johnson & Johnson, Merck & Co., Inc., Intel Corp. and Seagate Technology. Performance detractors during the six-month period were Citigroup, Inc., Ambac, Inc., E*Trade Financial Corp., Capital One Financial Corp., Home Depot, Inc. and American International Group, Inc.

BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


During the six-month period, we eliminated positions in the following companies: Amgen, Inc., E*Trade Financial Corp., Foster Wheeler, Ltd., Nuveen Investments, Inc. Class A, and Time Warner, Inc. We initiated positions in Ambac Inc., CIT Group, Inc., Legg Mason, Inc., Morgan Stanley & Co., Staples, Inc. and Walgreen Co.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST OF THE 3,000 LARGEST U.S. DOMICILED COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES. THE S&P 500 INDEX IS A BROAD-BASED MEASURE OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD STOCKS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

For the six-months ended November 30, 2007, the Brown Advisory Small-Cap Growth Fund's Institutional Shares (the "Fund") generated a return of 2.87%, which compares favorably with a negative return of -3.25% for the Russell 2000(R) Growth Index, the Fund's benchmark. For the same six-month period, A Shares with sales charge and without sales charge returned -0.99% and 2.60%, respectively, and D Shares with sales charge and without sales charge returned -2.95% and 2.70%, respectively. Once again, stock selection was the primary determinant of investment results. While we are pleased with the performance thus far this year, we continue to see a number of promising opportunities within and outside the Fund.

The tone of the equity markets has changed quite substantially over the past six months. The catalyst for this change has been the painful unwinding of the speculative excesses of the U.S. housing market. This has led to a dramatic tightening of lending standards, a general lack of liquidity, and a threat to slow the U.S. economy meaningfully - all of which have prompted the Federal Reserve to reverse course and lower interest rates. While there is undoubtedly cause for some concern, it is not cause for alarm, in our view. There is, indeed, some positive news. The S&P 500 Index is trading at approximately 14x forward earnings, corporate balance sheets remain quite strong (a factor which should boost strategic mergers and acquisitions (M&A) activity, given less competition from private equity), and many U.S. companies are more multi-national than at any other time in history, allowing them to benefit from higher growth overseas. Generally, we believe that these conditions could benefit our portfolio as investors may once again invest in high-quality growth companies. Furthermore, 30-35% of the revenues of Fund companies come from outside the U.S., adding to our geographic diversity and reducing dependence on a potentially sluggish U.S. economy. Thus, from a macroeconomic standpoint, we remain constructive.

The biases within the Fund remain the same. First, we are over-weighted in technology and health care. We like the former due to the substantial multiple compression and multi-national exposure of the sector. We prefer the latter because it is a less cyclical segment of the market at a time when the cycle is aging. Our financial services weighting remains below the benchmark because it is difficult for us to find investments that meet our criteria and, while there are potentially some great short-term opportunities participating in a possible bounce-back in credit-related issues, we don't think it makes sense to take on balance sheet risk in this area. The consumer sector is probably the area of greatest debate within our team currently. Our performance has clearly benefited from the substantial under-weighting of consumer stocks over the past year or so. However, many stocks in this area have under-performed dramatically and are now selling at historically attractive valuations. While this situation clearly captures our attention - and it has been wrong over the years to bet against the U.S. consumer for any prolonged period of time - we fear that the decade-long boom in consumer spending may be ending. With that said, we continue to scour the sector for under-valued growth stocks.

Our investment team is focused on finding historically well-managed businesses that represent highly positively skewed risk/reward opportunities. In each investment, we hope to develop a competitive edge to exploit an inefficient pricing of the security. As a general guide, we go into each investment asking whether we can conceivably double our money within the next three years. Recently, the portfolio has benefited from several companies having performed ahead of our expectations, leading to increased investor enthusiasm, multiple expansion and meaningful appreciation. We have reduced several of what have happily become out-sized positions and are now researching roughly a dozen new ideas in order to deploy the resulting capital.

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


NAVTEQ Corp., Intuitive Surgical, Inc. and Illumnia, Inc. were our top three contributors during the period. In total, these positions added over 678 basis points (6.7%) of performance to the aggregate portfolio. NAVTEQ Corp., our largest holding for quite some time with a weighting over 5%, returned in excess of 74%. Its strong performance was due to recognition of the significant value of its comprehensive digital map information database targeted toward the rapidly growing markets for automotive navigation systems, portable navigation devices, and Internet-based mapping applications. Its very strong financial results this year demonstrated the growth, margin expansion, and free cash flow generation potential of the business model. Subsequent to the end of the calendar quarter, the company agreed to be acquired by Nokia for approximately $78 per share. Intuitive Surgical engineers, designs, and manufactures the DA VINCI minimally invasive surgical robot. The continued expansion of its global installed base and a meaningful ramp up in utilization has caused the stock to reach new highs, advancing 138% during the last six months. This remains one of the best business models our team has come across, although the significant appreciation and discovery by Wall Street makes the return potential less exciting than it once was. Lastly, Illumina, Inc., which develops and markets next-generation tools for the large-scale analysis of genetic variation and function, advanced 77% during the period. The company reported solid second quarter results in 2007 based on strong end market growth, continued adoption of both existing and new products, and the successful integration of Solexa, a recent strategic acquisition. While these three companies represented large weightings that performed well in the six-month reporting period, there were a number of smaller weightings that actually saw similar and, in some cases, even greater absolute gains. Thus, we were pleased with the balanced performance of the portfolio, although it is important to note, past performance is not an indicator of future results.

There were three primary detractors to overall investment results in the period. Coldwater Creek, Inc., a fashion retailer for 35-55 year old women, continued to suffer in this current lackluster retail spending environment. The company is experiencing below-plan traffic trends and a difficult pricing environment. We believe that the consumer segment will be a difficult area in which to make money in the near term, but that Coldwater represents a compelling value at its current price. Global Cash Access Holdings is a provider of cash access products and related services to the gaming industry in the United States and several international markets. The stock declined 60% after the company announced the delay of its 10Q filing with the Securities and Exchange Commission (SEC) pending the conclusion of an internal investigation. Management changes and insufficient information from which to form an investment conclusion led to the Fund's elimination of the position. Cogent Communications is a multinational, Tier 1 facilities-based internet service provider that specializes in providing businesses with high-speed internet access and point-to-point transport services. After significant price appreciation, the stock fell due to investor concerns over a perceived decline in sales force productivity. We believe this fundamental issue is transitory and that Cogent still represents a compelling value for long-term investors.

Due to market volatility during the period, we were presented with what we believe were great opportunities to initiate positions in a few high quality companies. In each case, they were companies we had had on our "wish list" for some time, but were waiting for reasonable entry points. WMS Industries is the second largest provider of casino floor products to the gaming industry. Our analysis shows that the company is gaining market share and is well positioned to benefit from the growth in server-based gaming beginning in 2008 and beyond. Affiliated Managers Group is a diversified asset management company with equity stakes in a group of mid-sized investment management firms. We were drawn to the company's unique business model, strong cash flow characteristics, and high quality management team. When the financial sector sold off in August, we took advantage of the pullback and initiated an entry level position.

During the period, two stocks were sold due to stretched valuations, and two stocks were eliminated due to acquisitions. Bucyrus International, Inc. and Chipotle Mexican Grill, Inc. demonstrated strong growth in the most recent quarter,

BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

driving substantial multiple expansion, which caused us to redeploy the proceeds into more attractive risk/reward opportunities. Color Kinetics, Inc. was eliminated from the portfolio as Royal Philips Electronics acquired the company in a cash transaction for $34 per share on August 27/th/. Kyphon, a global medical device company specializing in the design, manufacture and marketing of medical devices for spinal surgeries and a fairly new holding, announced that it agreed to be acquired by Medtronic for $71 per share. We sold the position at the deal price prior to closing.

We are pleased with absolute and relative performance for the last six months and, more importantly, we believe that the Fund is positioned to fare well in the current market environment. The reasons supporting our view include the following:

..   Greater than 30% of portfolio revenues are generated overseas, seeking to mitigate the effects of a U.S. slowdown;

..   Financial service sector exposure is limited primarily to business service companies, which could mitigate credit and balance sheet risk;

..   Consumer sector exposure in the portfolio is quite low, which may be an area most likely to be impacted by a quickly deteriorating housing market;

..   Secular growth end-markets such as Global Positioning System (GPS)
    applications, power conservation, nanotechnology, personalized medicine and smart grid technology continue to represent a large portion of the portfolio; and,

..   Recent M&A activity in the Fund has created an ample cash position, which will be deployed opportunistically into both new and existing investments.

Our focus remains on maximizing our resources to identify investment opportunities in what we believe are above average growth businesses. As always, we thank you for your support and look forward to updating you on our progress in six months.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED VALUES. THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

EFFECTIVE APRIL 25, 2006, ALL ISSUED AND OUTSTANDING A SHARES WERE RENAMED D SHARES. AS OF THE SAME DATE, THE FUND CEASED THE PUBLIC OFFERING OF D SHARES. THIS MEANS THAT D SHARES ARE CLOSED TO NEW INVESTORS AND CURRENT SHAREHOLDERS MAY NOT PURCHASE ADDITIONAL D SHARES (EXCEPT THROUGH A PRE-ESTABLISHED DISTRIBUTION REINVESTMENT PROGRAM.) A SHARES OFFERED IN THIS FUND ARE SHARES OF A NEWLY CREATED FUND CLASS.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

During the six-month period ended November 30, 2007, the Brown Advisory Small-Cap Value Fund's Institutional Shares (the "Fund") decreased to -9.96% in value and A Shares with sales charge and without sales charge returned -13.35% and -10.21%, respectively. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, fell to -14.38%.

For the six months ended November 30, 2007, stock prices declined significantly as a result of several factors, including concern over the availability and pricing of credit, muted employment gains, deterioration in the housing market and real estate prices, and concern that the economy may slip into recession and negatively impact corporate profits. Oil prices rose sharply, and the continued depreciation of the US dollar also remained a concern. Mitigating these factors were positive fund flows into equities due to low interest rates, continued modest growth in corporate profits, and the Federal Reserve's decision to reduce interest rates and take steps to increase the availability of liquidity to the banking system. Since May, the debate has turned from whether the economy is growing too rapidly to concern that economic growth may become negative.

In light of slower economic growth and little inflation, a key issue for some equity investors is how aggressively the Federal Reserve will lower short-term interest rates and take other steps to enhance liquidity. Lower interest rates tend to stimulate economic growth, increase corporate profits, and make equities more attractive relative to fixed-income instruments. A concern for some equity investors is whether current valuations adequately reflect the challenges to corporate profitability next year and whether earnings expectations are realistic today.

The Fund's return exceeded the return of the Index for this six month period primarily because the Fund's investments within the industrial, financial and energy sectors produced higher returns than the sectors in the Index. Within the financial services sector, the Fund's investments fell 7.8% versus 17.1% for the sector in the Index. Investments in brokerage services and real estate investment trusts were the Fund's best performers within this sector. The Fund's investments in the industrial sector rose 1.6% versus -10.6% for the sector in the Index. Appreciation in certain of the Fund's investments in the aerospace, defense, and commercial service industries were the main reason for the performance differential. The meaningful detractors to the Fund's return for the six months were its investments in the health care sector, which fell 24.5% versus +3.2% for the sector within the Index. Investments in two health care equipment supplier stocks were particularly weak. We continue to own both of these underperforming investments because we believe that the companies are fundamentally sound and the valuations are attractive.

From an individual stock perspective, the Fund's largest contributors to performance included EDO Corp., Verifone Corp., Carpenter Technology Corp., CBIZ, Inc., and Investment Technology Group, Inc. The largest detractors from performance were Global Cash Access Holdings, Inc., Pacer International, AFC Enterprises, and Nelnet, Inc. Recent divestitures included: FMC Technologies, Hypercom Corp., Penn Virginia, and Valuevision Media, Inc. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included B&G Foods, Inc., Carpenter Technology Corp., Argon ST, Inc. Whiting Petroleum, Venoco, Inc., Stone Energy Corp., and Novell Corp.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses, run by highly motivated and competent management, that are undervalued but have discrete catalysts to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Eugene Fox, III
Portfolio Manager

Robert M. Kirkpatrick, CFA
Portfolio Manager

Amy K. Minella
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES MAY BE MORE VOLATILE THAN THE SECURITIES OF LARGER COMPANIES AND, AS A RESULT, PRICES OF SMALLER COMPANIES MAY DECLINE MORE IN RESPONSE TO SELLING PRESSURE. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

During the six-month period ended November 30, 2007, the Brown Advisory Opportunity Fund (the "Fund") gained 3.97%, out-performing the Fund's primary benchmark, the Russell 3000(R) Index (the "Index"), which fell to -3.09% during that time period.

The global economy appears headed down two divergent paths. Growth in the U.S. is slowing, in part because of tightening credit standards and a deteriorating lending environment. The slowing, and in some cases, declining housing market has left many large financial institutions holding mortgages that no longer have a willing buyer. Banks are hesitant to lend, given the uncertainty surrounding the value of mortgages. If lending conditions remain difficult, the U.S. economy may slip into a recession in 2008. On the flip side, economies of emerging countries continue to remain strong. Many foreign countries are building basic infrastructure assets, particularly in transportation, energy, water, and power generation. The backlogs of many engineering and construction companies exposed to emerging economies are at record highs, indicating that growth from these countries should remain strong in the near future.

The Fund is a concentrated portfolio that is agnostic to investment style (growth vs. value) and market capitalization (large vs. small). We believe that the best way to make money over the long term is to own companies that are leaders in their industry, serving large markets, managed by strong leaders. We focus on companies where the competitive dynamics are either stable or improving. Finally, we are cognizant of valuation and try not to over-pay for even the best opportunity. The types of companies that fit this profile can show up in many different investment categories. The Fund's flexible investment approach gives it the ability to take advantage of opportunities across the investment spectrum.

While we have positioned the Fund to take advantage of the growth from international markets and avoid companies that have a large exposure to the U.S. consumer, we have not been immune to the fallout in financial service stocks. During the period, the Fund had less relative exposure to the financial and consumer discretionary sectors. However, Ambac Financial and E*Trade Financial Corp. were two of the top three detractors from performance. Also negatively contributing to performance were, Coldwater Creek, Inc., FEI Co., and Comcast. Over the past several years, banks have profited from very loose lending standards, as interest rates have remained relatively low. We believe that it will also take a few years to unwind these bad habits and are hesitant to dramatically increase our financial exposure.

The growth from emerging economies has led to an increased demand for natural resources over the past several years. The demand for crude oil has been particularly affected. Never before in the history of the oil markets have China, India, Russia and Middle Eastern countries been such heavy consumers of oil. Coupled with the fact that the oil companies are only discovering one barrel of oil for every two that is being consumed, we believe the trend of higher oil prices will continue well into the future. The Fund has positions in four oil service companies: - Bolt Technology, Weatherford International, Oceaneering International and ION Geophysical - to take advantage of the strong growth from international markets. Also, Foster Wheeler is a leading engineering company that designs power plants, refineries, LNG facilities and other energy infrastructure related facilities.

Positively impacting the Fund's performance during the period were NAVTEQ Corp., Intuitive Surgical, Inc., Illumina, Inc., Foster Wheeler, Ltd. and Flir Systems, Inc. During the period, Nokia announced its intention to

BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

purchase NAVTEQ for about $78 per share, validating the company's proprietary mapping technology and its leadership position in applying Global Positioning Systems to commercial applications. Intuitive Surgical and Illumina are both leaders in their respective markets within health care. The DAVINCI system marketed by Intuitive Surgical appears to be becoming the standard of care for surgical procedures in prostatectomy and hysterectomy. For Illumina, genetic analysis is crucial to future drug development, and the company's early lead in supplying equipment for the genotyping market equipment should provide it with strong growth well into the future. Flir Systems has a leadership position in infrared cameras and thermography devises, which have valuable applications in military and commercial markets.

We believe the Fund has the right strategy to take advantage of opportunities regardless of investment style or market capitalization, and our flexibility could position the Fund well in the future.

Sincerely,

David B. Powell, CFA
Portfolio Manager

TO THE EXTENT THE FUND INVESTS IN COMPANIES WITH SMALL-SIZE CAPITALIZATIONS, AN INVESTMENT IN THE FUND CAN HAVE MORE RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND IS PERMITTED TO INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER THAN A DIVERSIFIED FUND. AS A RESULT, A DECLINE IN THE VALUE OF THOSE INVESTMENTS WOULD CAUSE THE FUND'S OVERALL VALUE TOP DECLINE TO A GREATER DEGREE THAN IF THE FUND HELD A MORE DIVERSIFIED PORTFOLIO. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES RANKED BY MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

During the six-month period ended November 30, 2007, the Brown Advisory International Fund (the "Fund") returned 4.11%, compared with 2.82% for the Fund's benchmark, the MSCI EAFE(R) Index (the "Index"). The value portion of the Fund underperformed while the growth portion outperformed the Index. Management of the Fund's assets were allocated between two sub-advisors during the period. The two management styles are discussed separately below.

PHILADELPHIA INTERNATIONAL ADVISORS

The value portion of the Fund managed by Philadelphia International Advisors LP ("PIA") underperformed the benchmark by a modest margin over the past semi-annual period. During the six-month period ended November 30, 2007, the Fund managed by PIA returned 2.05%. This compares with the Index return of 2.82%.

The primary reason for this shortfall was poor security selection, which was evident in PIA's consumer discretionary and information technology stocks. One of the Fund's European holdings, L.M. Ericsson Telephone Co, was the largest contributor to the total performance gap as the company missed earnings estimates for the third quarter and gave an unfavorable short-term outlook. While selection in the utilities sector was exceptionally good, the impact was not high enough to offset the other factors mentioned above.

The strategy of the Fund is to achieve attractive absolute and relative returns through investing in international markets. As one of the Fund's sub-advisors, PIA uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on: liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund relative to the Index are generally the result of the stock selection process. The Fund's portfolio of high quality, attractively valued stocks may provide attractive relative returns over the long term.

The stocks that contributed the greatest amount to the Fund's absolute performance during the six months ended November 30, 2007 include Public Power Corp (Greece), Rio Tinto PLC (UK), and Petroleo Brasileiro (Brazil).

WALTER SCOTT & PARTNERS LIMITED

The strategy of the growth portion of the Fund, managed by Walter Scott & Partners Limited ("WSPL"), continued to be the identification, research and investment in companies capable of sustaining above average growth rates over the long term. Such companies are selected on their individual merits with particular attention to cash generation and historically high levels of profitability. The Fund's industrial and geographic allocations are a consequence of this process and differ to those of the benchmark.

During the six-month period ended November 30, 2007, the growth portion of the Fund managed by WSPL returned 7.63%. This compares with the benchmark Index of 2.82%.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


Out-performance over the six-month period ended November 30/th/ was primarily a consequence of the Fund's bias towards energy stocks and the lack of exposure to financial stocks.

Currency movements also had a profound effect on the Fund over the period. The US Dollar weakened against all major currencies, with the Yen gaining 10% and the Euro gaining 9%. Overall the currency effect to the Fund was in excess of 7%, slightly less than the effect to the benchmark. In other words, practically all the return to the Fund was from currency whereas the Index return was negative in local currency terms.

Regionally, the Fund's stocks performed well on a relative basis, particularly in the UK and Pacific ex-Japan. While the absolute level of return was high in the UK and Asia, the Japanese portfolio fell over the period, albeit less than the Index. While this in itself was detrimental to the Fund return, it was more than offset by the healthy returns elsewhere.

The stocks that contributed the greatest amount to the Fund's absolute performance during the six months ended November 30, 2007 included CNOOC (Hong
Kong), Rio Tinto (UK) and BG Group (UK). The worst performing securities were Ericsson (Sweden), Kingfisher (UK) and Advantest (Japan).

TRANSITION TO MUNDER CAPITAL MANAGEMENT

Effective December 3, 2007, Munder Capital Management ("Munder") replaced Walter Scott & Partners Limited and Philadelphia International Advisers, LP as sole sub-advisor for the Fund. Munder will employ a core equity discipline in managing the Fund's portfolio. In addition, the Fund name will change to Brown Advisory Core International Fund, effective the same date, to reflect the new management style.

Sincerely,

Andrew B. Williams, CFA
Philadelphia International Advisors, LP
Portfolio Manager

Alan McFarlane
Walter Scott & Partners Limited
Portfolio Manager

THE MSCI EAFE INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKETS OF EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS A TOTAL RETURN INDEX NET OF FOREIGN WITHHOLDING TAXES ON DIVIDENDS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING INTERNATIONAL TRADE, CURRENCY, POLITICAL, REGULATORY AND DIPLOMATIC RISK. SECURITIES ISSUED IN EMERGING MARKETS HAVE MORE RISK THAN SECURITIES ISSUED IN MORE DEVELOPED FOREIGN MARKETS.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder,

The Brown Advisory Real Estate Fund (the "Fund") seeks to provide an attractive level of current income as its primary objective and achieve capital appreciation as its secondary objective. In order to reach these objectives, the Fund has invested primarily in equity Real Estate Investment Trusts (REITs). In addition, the Fund also seeks to provide diversification for an investors' overall portfolio of stocks and fixed income instruments. During the six-months ended November 30, 2007, the Fund posted a negative return of -14.28%, as compared to the negative -14.23% return for the NAREIT Equity Index and a negative return of -2.33% for the S&P 500 Index, the Fund's primary benchmark.

As the collapse in the credit markets brought about the demise of easy financing, the takeover craze that characterized the market late in 2006 and early this year has evaporated. The alternating euphoria and depression is evident in the see-saw price charts of those companies whose shares had run up largely on merger speculation. As a result, long-term holders probably experienced a round trip at best, but those who got in too late most likely experienced large losses. Due to our long-term focus, the Fund avoided the downdrafts but did not benefit from sharp price increases.

When looking at returns to the various subsectors, it becomes apparent that the general rule over the last six months has been that the longer the lease term, the better. Those sectors characterized by long term, triple net leases in which the tenant is responsible for most operating expenses enjoyed the best returns, while those sectors whose leases are short-term in nature and therefore susceptible to sharp downward pressure if the economy sours, had some of the most negative returns. For example, health care REITs, whose leases are generally very long-term and represent fixed cash flows, rose a little under 2% over the past six months. Conversely, hotel landlords, who are effectively subject to overnight leasing, fell 20% on average. Additionally, those REITs with even modest overseas exposure were somewhat isolated. Industrial REITs, many of whom have expanded into parts of Europe and Asia, held firm over the last six months, rising just under 1% on average. Apartment REITs once again lagged the group, dropping almost 24% on average, as concerns that plagued the group since the start of the housing correction have yet to subside. These include the availability of single family homes available to rent (which would curtail rent growth), and a large number of apartment units recently converted to condominiums remaining unsold.

Companies that helped the Fund's performance over the period include Ventas, Inc. (VTR), ProLogis Trust (PLD), and AMB Properties (AMD). ProLogis, one of the first domestic REITs to recognize and capitalize on opportunities in markets like China, Japan, and Eastern Europe, has become the model for successfully structuring and integrating joint venture relationships. AMB Properties has followed largely in PLD's footsteps and has recently stated that they anticipate Japan to represent roughly 15% of its portfolio. AMB and PLD rose 7.5% and 2.7%, respectively, over the last six months. Ventas, whose portfolio is dominated by assisted and independent living facilities, has benefited in this environment from the long term, triple net structure of their leases. Additionally, Ventas' operators are mainly private-pay, and are therefore less subject to changes in Medicare and Medicaid spending brought about by political change. The company's shares were up over 6% in the last six months. Additionally, the Fund's returns were aided at least in part by poor performance from some stocks following our decision to sell earlier in the year. Colonial Properties (CLP), for example, fell 33% over the last six months as the Southeast apartment company's condo sales pace slowed dramatically. Similarly, CBL & Associates (CBL), owner of middle-market malls, has had rental rate growth consistently below its peers. Shares of CBL dropped over 27%, as many investors have shifted their focus to owners of higher quality malls.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


In general, companies that hurt the Fund's performance the most over the last six months have been apartment landlords, for reasons that are well-documented. AvalonBay Communities (AVB), BRE Properties (BRE), and Camden Properties (CPT) all detracted from performance, falling 22.6%, 28.4%, and 28.0%, respectively, over the period. We continue to hold the companies' shares, however, as we feel that each is operated by a high-quality, industry-leading management team, and as the housing market recovers, we believe these companies will recover more quickly than their competitors.

Over the long term, we believe that REITs could play an important part in a diversified portfolio for reasons that we have stated in the past: 1) relative appeal as yield investments; 2) portfolio diversification benefits; and 3) long-term attractiveness in light of projected growth in the retired sector of the population and its need for current yield. In an environment in which current yield will be an important objective to an aging, retiring population, REITs offer attractive current yields with the potential for substantial dividend growth over the long run.

Sincerely,

Darryl Oliver, CFA
Portfolio Manager

INVESTING IN REITS SUBJECTS THE FUND TO REAL ESTATE MARKET RISKS, SMALLER COMPANY RISK, INTEREST RATE RISK, AND CREDIT RISK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND ALSO BEARS ITS PROPORTIONATE SHARE OF EACH REIT'S EXPENSES IN ADDITION TO ITS OWN OPERATING COSTS. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INTEREST RISKS, PLEASE REFER TO THE PROSPECTUS.

EQUITY REIT REFERS TO A REAL ESTATE INVESTMENT TRUST THAT INVESTS THE MAJORITY OF ITS ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT. MORTGAGE REIT REFERS TO A REIT THAT INVESTS THE MAJORITY OF ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT. HYBRID REITS COMBINE THE INVESTMENT STRATEGIES OF EQUITY REITS AND MORTGAGE REITS BY INVESTING IN BOTH PROPERTIES AND MORTGAGES.

THE NAREIT EQUITY INDEX IS A COMMONLY USED INDEX MEASURING THE PERFORMANCE OF ALL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS THAT ARE EQUITY REITS AS DETERMINED AND COMPILED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS. THE NAREIT EQUITY INDEX IS A COMMONLY USED INDEX MEASURING THE PERFORMANCE OF ALL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS AS DETERMINED AND COMPILED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS. THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the "Fund") for the six-month period ended November 30, 2007. For the six months, the Fund produced a total return of 2.89% versus 3.48% for the Fund's primary benchmark, the Lehman Brothers 1-10 Year Blended Municipal Bond Index.

After a long period of relative calm, volatility returned with a vengeance across all markets as a credit crisis, unlike any we have seen for almost a decade, challenged investors and policy makers. The Federal Reserve (the "Fed") was forced to shift focus from controlling inflation to ensuring economic stability as alarmingly higher defaults on sub-prime mortgages roiled domestic markets and sent fear rippling through global markets as well. In an effort to restore confidence after corporations continued to experience serious difficulties in obtaining funding, the Fed focused on providing liquidity with a series of reductions in both the Fed funds and discount rates.

Financial crises of the type we are currently experiencing tend to follow a traditional script, even though the troubled assets in question may change over time. The pattern rarely varies: low interest rates sow the seeds of easier credit; lending standards are compromised as financial institutions compete aggressively for business, and borrowers are seduced into taking on excessive amounts of risk-laden debt. The 1998 credit crunch, for example, was triggered by Russia's abrupt default and Long Term Capital Management's collapse at about the same time. Drexel Burnham's failure in early 1990 froze the market for lower quality junk bonds since Drexel itself had provided much of the liquidity in that market. In 1970, Penn Central's bankruptcy (the largest in history at the time) sent ripples through the financial community, severely limiting credit for a period.

While following many aspects of past crises, the current episode differs from most of its predecessors because it is focused primarily on structured products and the capital markets, and not the banks. In this instance, however, there was a disappointing breakdown in trust among market participants that will take time to rebuild. The speculative excesses built up during the boom still need to be fully washed out before the markets gain a stronger footing and move forward. What is important to observe is that the Fed will not stand idly by and let a financial meltdown trigger an economic slump or deflation to take hold.

The Fund seeks to provide a strong level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average weighted maturity between four and ten years and invest in securities within this maturity profile that provide the greatest potential return relative to the risk of the security. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of November 30, 2007, approximately 62% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent approximately 36% of Fund assets, and the overall credit quality is AA. The top five largest holdings in the Fund as of November 30, 2007 were Maryland Department of Transportation (10%), University of Maryland (8%), State of Maryland (7%), Baltimore County, Maryland (6%), and Montgomery County, Maryland (5%).

During the previous six months, the Fund experienced net cash outflows of approximately $8mm which occurred predominantly in September and November. Maturities and called issues of approximately $4.6mm with additional sales of shorter maturity bonds of approximately $4.0mm provided cash to meet withdrawals. Purchases of approximately $1.5mm bonds were made mostly within the five- to 20-year portion of the yield curve. Throughout

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

the previous six months, the Fund's duration was in the range of 3.7 to 3.9 years versus 4.1 to 4.2 years for the designated benchmark. The returns produced by the Fund are indicative of a duration that was approximately 90% of the benchmark during the six month period.

Sincerely,

Monica M. Hausner
Portfolio Manager

THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE CREDIT RATINGS ARE PUBLISHED RANKINGS BASED ON DETAILED FINANCIAL ANALYSES BY A CREDIT BUREAU, SPECIFICALLY AS IT RELATES TO THE BOND ISSUER'S ABILITY TO MEET DEBT OBLIGATIONS. THE HIGHEST RATING IS AAA, AND THE LOWEST IS D. SECURITIES WITH CREDIT RATINGS OF BBB AND ABOVE ARE CONSIDERED INVESTMENT GRADE.

DURATION IS A MEASURE OF THE SENSITIVITY OF THE PRICE OF A FIXED-INCOME INVESTMENT TO A CHANGE IN INTEREST RATES.

THE LEHMAN BROTHERS 1-10 YEAR BLENDED MUNICIPAL BOND INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN 10 YEARS. THE INDEX IS UNMANAGED AND REFLECTS REINVESTMENTS OF INTEREST AND PRINCIPAL PAYMENTS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECTED THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Intermediate Income Fund (the "Fund"). For the six-month period ended November 30, 2007, the total return of the Fund's Institutional Shares was 5.37%, outperforming the 5.19% return of the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index. For the same six-month period, A Shares with sales charge and without sales charge returned 3.74% and 5.32%, respectively.

After a long period of relative calm, volatility returned with a vengeance across all markets as a credit crisis, unlike any we have seen for almost a decade, challenged investors and policy makers. The Federal Reserve (the "Fed") was forced to shift focus from controlling inflation to ensuring economic stability, as alarmingly higher defaults on sub-prime mortgages roiled domestic markets and sent fear rippling through global markets as well. In an effort to restore confidence after corporations continued to experience serious difficulties in obtaining funding, the Fed focused on providing liquidity with a series of reductions in both the Fed funds and discount rates.

Financial crises of the type we are currently experiencing tend to follow a traditional script, even though the troubled assets in question may change over time. The pattern rarely varies: low interest rates sow the seeds of easier credit; lending standards are compromised as financial institutions compete aggressively for business, and borrowers are seduced into taking on excessive amounts of risk-laden debt. The 1998 credit crunch, for example, was triggered by Russia's abrupt default and Long Term Capital Management's collapse at about the same time. Drexel Burnham's failure in early 1990 froze the market for lower quality junk bonds since Drexel itself had provided much of the liquidity in that market. In 1970, Penn Central's bankruptcy (the largest in history at the time) sent ripples through the financial community, severely limiting credit for a period.

While following many aspects of past crises, the current episode differs from most of its predecessors because it is focused primarily on structured products and the capital markets, and not the banks. In this instance, however, there was a disappointing breakdown in trust among market participants that will take time to rebuild. The speculative excesses built up during the boom still need to be fully washed out before the markets gain a stronger footing and move forward. What is important to observe is that the Fed will not stand idly by and let a financial meltdown trigger an economic slump or deflation to take hold.

Early in the six-month period, we added ten-year Treasuries to the Fund in order to capture potential gains if economic conditions faltered and interest rates fell, which indeed occurred. Later, as the yield spreads between Treasuries and other high quality assets widened due to the liquidity crunch, we added short, high-quality corporate and asset backed issues (e.g., American Express credit card receivables) to take advantage of yields. Late in the period we added to our Treasury "TIPS" (Treasury Inflation-Protection Securities) positions as it looked like liquidity being provided by the Federal Reserve might spark renewed inflationary concerns. (The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index.)

Sincerely,

Paul D. Corbin
Portfolio Manager

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2007


THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. THE FUND IS ALSO SUBJECT TO CREDIT RISK WHICH MEANS THAT THE VALUE OF YOUR INVESTMENT IN THE FUND MAY CHANGE IN RESPONSE TO CHANGES IN THE CREDIT RATINGS OF THE FUND'S PORTFOLIO SECURITIES. GENERALLY, INVESTMENT RISK AND PRICE VOLATILITY INCREASE AS A SECURITY'S CREDIT RATING DECLINES. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX IS AN UNMANAGED INDEX REPRESENTING DOMESTIC TAXABLE INVESTMENT GRADE BONDS WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES AND ASSET-BACKED SECURITIES WITH AVERAGE MATURITIES AND DURATIONS IN THE INTERMEDIATE RANGE. THIS INDEX REPRESENTS A SECTOR OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECTS OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

          Shares                                              Value
          ------                                              -----
          COMMON STOCK - 99.4%
          CONSUMER DISCRETIONARY - 14.6%
           46,000 Best Buy Co., Inc.                       $ 2,348,300
          137,500 Comcast Corp. (a)                          2,778,875
            5,000 International Game Technology                218,300
           15,200 Kohl's Corp. (a)                             749,055
           41,000 Lowe's Cos., Inc.                          1,000,810
           24,600 Marriott International, Inc./DE, Class A     922,500
           63,000 PetSmart, Inc.                             1,794,240
           24,000 Target Corp.                               1,441,440
                                                           -----------
                                                            11,253,520
                                                           -----------
          CONSUMER STAPLES - 5.8%
           30,000 PepsiCo, Inc.                              2,315,400
           60,000 Walgreen Co.                               2,195,400
                                                           -----------
                                                             4,510,800
                                                           -----------
          ENERGY - 6.0%
           41,000 FMC Technologies, Inc. (a)                 2,278,780
           25,000 Schlumberger, Ltd.                         2,336,250
                                                           -----------
                                                             4,615,030
                                                           -----------
          FINANCIALS - 10.2%
           40,000 American Express Co.                       2,359,200
           23,000 American International Group, Inc.         1,336,990
           23,000 Bank of New York Mellon Corp.              1,103,080
           25,500 Legg Mason, Inc.                           1,945,905
           21,500 Morgan Stanley                             1,133,480
                                                           -----------
                                                             7,878,655
                                                           -----------
          HEALTH CARE - 20.2%
           40,000 Allergan, Inc.                             2,681,600
           13,000 DaVita, Inc. (a)                             805,480
           32,000 Genentech, Inc. (a)                        2,440,000
            4,000 Intuitive Surgical, Inc. (a)               1,310,720
           21,500 Laboratory Corp. of America Holdings (a)   1,562,405
           46,000 Medtronic, Inc.                            2,339,100
           26,000 Millipore Corp. (a)                        2,128,880
           32,000 Stryker Corp.                              2,324,160
                                                           -----------
                                                            15,592,345
                                                           -----------
          INDUSTRIALS - 12.5%
           40,000 Ametek, Inc.                               1,760,000
           45,000 Amphenol Corp., Class A                    1,950,750
           40,000 IDEX Corp.                                 1,428,000
           29,000 Jacobs Engineering Group, Inc. (a)         2,429,330
           86,000 UTi Worldwide, Inc.                        2,040,780
                                                           -----------
                                                             9,608,860
                                                           -----------
          SOFTWARE & SERVICES - 17.2%
           27,000 Accenture, Ltd., Class A                     933,120
           53,000 Akamai Technologies, Inc. (a)              2,017,180

        Shares                                                Value
        ------                                                -----
        SOFTWARE & SERVICES
         65,000 Cisco Systems, Inc. (a)                    $ 1,821,300
         36,000 Electronic Arts, Inc. (a)                    2,022,840
         58,000 Microsoft Corp.                              1,948,800
         13,000 NAVTEQ Corp. (a)                               973,570
        115,000 Parametric Technology Corp. (a)              1,920,500
         60,000 Yahoo!, Inc. (a)                             1,608,600
                                                           -----------
                                                            13,245,910
                                                           -----------
        TECHNOLOGY HARDWARE & EQUIPMENT - 12.9%
         38,000 Analog Devices, Inc.                         1,169,640
         77,000 Dell, Inc. (a)                               1,889,580
         57,000 EMC Corp. (a)                                1,098,390
         19,000 MEMC Electronic Materials, Inc. (a)          1,474,020
         25,000 Micros Systems, Inc. (a)                     1,803,500
         63,000 Network Appliance, Inc. (a)                  1,556,730
         32,000 Texas Instruments, Inc.                      1,010,240
                                                           -----------
                                                            10,002,100
                                                           -----------
        Total Common Stock (Cost $60,734,340)               76,707,220
                                                           -----------
        SHORT-TERM INVESTMENT - 0.7%
        MONEY MARKET FUND - 0.7%
        560,434 Investors Cash Trust - Treasury Portfolio,
                4.00% (Cost $560,434)                          560,434
                                                           -----------
        Total Investments - 100.1% (Cost $61,294,774)*     $77,267,654
        Other Assets & Liabilities, Net - (0.1)%               (96,470)
                                                           -----------
        NET ASSETS - 100.0%                                $77,171,184
                                                           ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $17,538,451
            Gross Unrealized Depreciation               (1,565,571)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $15,972,880
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Consumer Discretionary           14.6%
                     Consumer Staples                  5.9%
                     Energy                            6.0%
                     Financials                       10.2%
                     Health Care                      20.2%
                     Industrials                      12.4%
                     Software & Services              17.1%
                     Technology Hardware & Equipment  12.9%
                     Money Market Fund                 0.7%
                                                     -----
                                                     100.0%
                                                     =====

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

            Shares  Security Description                   Value
            ------  --------------------                   -----
            COMMON STOCK - 96.5%
            BANKS - 7.0%
            116,015 Bank of America Corp.               $  5,351,772
            116,635 BB&T Corp.                             4,208,191
             40,986 Capital One Financial Corp.            2,184,964
             48,965 City National Corp.                    3,154,325
                                                        ------------
                                                          14,899,252
                                                        ------------
            BASIC MATERIALS - 5.0%
            148,595 El Du Pont de Nemours & Co.            6,857,659
            196,375 RPM International, Inc.                3,740,944
                                                        ------------
                                                          10,598,603
                                                        ------------
            CONSUMER DISCRETIONARY - 3.7%
            194,570 Home Depot, Inc.                       5,556,919
             94,910 Staples, Inc.                          2,249,367
                                                        ------------
                                                           7,806,286
                                                        ------------
            CONSUMER STAPLES - 11.9%
            107,400 Clorox Co.                             6,968,112
             75,465 CVS Caremark Corp.                     3,025,392
             40,235 Fortune Brands, Inc.                   3,084,013
             83,030 Procter & Gamble Co.                   6,144,220
             90,805 Unilever NV                            3,216,313
             80,625 Walgreen Co.                           2,950,069
                                                        ------------
                                                          25,388,119
                                                        ------------
            DIVERSIFIED FINANCIALS - 8.1%
            114,790 AMBAC Financial Group, Inc.            3,125,732
            125,460 CIT Group, Inc.                        3,337,236
            104,780 Citigroup, Inc.                        3,489,174
             48,405 Legg Mason, Inc.                       3,693,785
             67,325 Morgan Stanley                         3,549,374
                                                        ------------
                                                          17,195,301
                                                        ------------
            ENERGY - 7.8%
             72,320 Chevron Corp.                          6,347,526
             57,105 ConocoPhillips                         4,570,684
            133,245 Nabors Industries, Ltd. (a)            3,584,290
             34,020 Weatherford International, Ltd. (a)    2,130,332
                                                        ------------
                                                          16,632,832
                                                        ------------
            HEALTH CARE - 15.0%
             55,755 Abbott Laboratories                    3,206,470
             48,885 DaVita, Inc. (a)                       3,028,915
            180,830 Johnson & Johnson                     12,249,424
            122,455 Merck & Co., Inc.                      7,268,929
            259,510 Pfizer, Inc.                           6,165,958
                                                        ------------
                                                          31,919,696
                                                        ------------

            Shares    Security Description                   Value
           ------            --------------------            -----
           INDUSTRIALS - 12.2%
              95,175  3M Co.                              $  7,924,271
             207,955  Dover Corp.                            9,624,157
             218,630  General Electric Co.                   8,371,343
                                                          ------------
                                                            25,919,771
                                                          ------------
           INFORMATION TECHNOLOGY - 14.7%
             142,493  Intel Corp.                            3,716,217
              98,345  Linear Technology Corp.                2,995,589
             152,280  Microsoft Corp.                        5,116,608
             171,700  Molex, Inc.                            4,732,052
              81,320  Nokia OYJ ADR                          3,198,316
             234,081  Parametric Technology Corp. (a)        3,909,153
             125,003  Seagate Technology                     3,223,827
             244,500  Symantec Corp. (a)                     4,352,100
                                                          ------------
                                                            31,243,862
                                                          ------------
           INSURANCE - 9.4%
             128,800  American International Group, Inc.     7,487,144
              39,975  Chubb Corp.                            2,180,636
              54,520  Lincoln National Corp.                 3,356,796
              25,045  PartnerRe, Ltd.                        2,067,966
              51,530  Prudential Financial, Inc.             4,851,034
                                                          ------------
                                                            19,943,576
                                                          ------------
           TELECOMMUNICATIONS - 1.7%
              82,485  Verizon Communications, Inc.           3,564,177
                                                          ------------
           Total Common Stock (Cost $185,138,844)          205,111,475
                                                          ------------
           SHORT-TERM INVESTMENT - 3.3%
           MONEY MARKET FUND - 3.3%
           6,905,527  Investors Cash Trust - Treasury
                      Portfolio, 4.00% (Cost $6,905,527)     6,905,527
                                                          ------------
           Total Investments - 99.8% (Cost $192,044,371)* $212,017,002
           Other Assets and Liabilities, Net - 0.2%            527,443
                                                          ------------
           NET ASSETS - 100.0%                            $212,544,445
                                                          ============

---------------------
(a)Non-income producing security.
ADR American Depositary Receipt
AMBAC American Municipal Bond Assurance Corporation
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $29,498,452
            Gross Unrealized Depreciation               (9,525,821)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $19,972,631
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007


PORTFOLIO HOLDINGS
% of Total Investments

                         Banks                    7.0%
                         Basic Materials          5.0%
                         Consumer Discretionary   3.7%
                         Consumer Staples        12.0%
                         Diversified Financials   8.1%
                         Energy                   7.8%
                         Health Care             15.1%
                         Industrials             12.2%
                         Information Technology  14.7%
                         Insurance                9.4%
                         Telecommunications       1.7%
                         Money Market Fund        3.3%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

           Shares  Security Description                     Value
           ------  --------------------                     -----
           COMMON STOCK - 91.2%
           CONSUMER DISCRETIONARY - 8.5%
           Diversified Consumer Services
             6,610 American Public Education, Inc. (a)   $   279,603
           177,000 Liquidity Services, Inc. (a)            2,113,380
                                                         -----------
                                                           2,392,983
                                                         -----------
           Hotels Restaurants & Leisure
            71,000 Panera Bread Co., Class A (a)           2,844,970
           106,000 WMS Industries, Inc. (a)                3,540,400
                                                         -----------
                                                           6,385,370
                                                         -----------
           Specialty Retail
           374,000 Coldwater Creek, Inc. (a)               3,085,500
           107,000 Urban Outfitters, Inc. (a)              2,803,400
                                                         -----------
                                                           5,888,900
                                                         -----------
                                                          14,667,253
                                                         -----------
           CONSUMER STAPLES - 2.4%
           Food & Staples Retailing
           144,000 United Natural Foods, Inc. (a)          4,217,760
                                                         -----------
           ENERGY - 5.5%
           Energy Equipment & Services
            72,824 Bolt Technology Corp. (a)               2,845,234
            30,300 Dril-Quip, Inc. (a)                     1,709,526
           179,000 ION Geophysical Corp. (a)               2,761,970
            35,000 Oceaneering International, Inc. (a)     2,233,350
                                                         -----------
                                                           9,550,080
                                                         -----------
           FINANCIALS - 2.3%
           Capital Markets
            48,500 Investment Technology Group, Inc. (a)   2,215,480
                                                         -----------
           Diversified Financial Services
            14,000 Affiliated Managers Group, Inc. (a)     1,739,500
                                                         -----------
                                                           3,954,980
                                                         -----------
           HEALTH CARE - 24.0%
           Biotechnology
            96,500 Cepheid, Inc. (a)                       2,087,295
            79,000 Exelixis, Inc. (a)                        689,670
            93,000 Illumina, Inc. (a)                      5,374,470
           110,500 LifeCell Corp. (a)                      4,480,775
            46,900 Martek Biosciences Corp. (a)            1,212,834
            37,500 Sangamo Biosciences, Inc. (a)             576,375
           141,335 Seattle Genetics, Inc. (a)              1,553,271
           137,500 Zymogenetics, Inc. (a)                  2,018,500
                                                         -----------
                                                          17,993,190
                                                         -----------

           Shares  Security Description                      Value
           ------  --------------------                      -----
           Health Care Equipment & Supplies
           169,500 Align Technology, Inc. (a)             $ 2,862,855
            22,000 ArthroCare Corp. (a)                     1,190,860
           218,000 Eclipsys Corp. (a)                       5,057,600
            80,000 Gen-Probe, Inc. (a)                      5,351,200
             5,950 Intuitive Surgical, Inc. (a)             1,949,696
            15,500 Resmed, Inc. (a)                           709,900
                                                          -----------
                                                           17,122,111
                                                          -----------
           Health Care Providers & Services
            83,000 Sunrise Senior Living, Inc. (a)          2,605,370
                                                          -----------
           Life Sciences Tools & Services
            47,500 Millipore Corp. (a)                      3,889,300
                                                          -----------
                                                           41,609,971
                                                          -----------
           INDUSTRIALS - 12.5%
           Aerospace & Defense
           130,500 Argon ST, Inc. (a)                       2,377,710
                                                          -----------
           Air Freight & Logistics
           175,000 UTi Worldwide, Inc.                      4,152,750
                                                          -----------
           Commercial Services & Supplies
           175,500 ESCO Technologies, Inc. (a)              6,489,990
                                                          -----------
           Construction & Engineering
           122,000 Quanta Services, Inc. (a)                3,340,360
                                                          -----------
           Machinery
           176,000 3D Systems Corp. (a)                     3,092,320
            63,000 IDEX Corp.                               2,249,100
                                                          -----------
                                                            5,341,420
                                                          -----------
                                                           21,702,230
                                                          -----------
           INFORMATION TECHNOLOGY - 30.5%
           Electronic Equipment & Instruments
            45,000 Flir Systems, Inc. (a)                   3,092,850
                                                          -----------
           Internet Software & Services
           196,000 Akamai Technologies, Inc. (a)            7,459,760
                                                          -----------
           IT Services
            52,500 Global Payments, Inc.                    2,269,050
                                                          -----------
           Semiconductors & Semiconductor Equipment
           151,500 FEI Co. (a)                              3,773,865
           150,500 Integrated Device Technology, Inc. (a)   1,825,565
            91,500 Power Integrations, Inc. (a)             2,752,320
            70,700 Silicon Laboratories, Inc. (a)           2,625,798
           137,000 SiRF Technology Holdings, Inc. (a)       3,300,330
            55,500 Tessera Technologies, Inc. (a)           2,143,410
           463,500 Volterra Semiconductor Corp. (a)         5,738,130
                                                          -----------
                                                           22,159,418
                                                          -----------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

            Shares   Security Description                   Value
            ------   --------------------                   -----
          INFORMATION TECHNOLOGY (CONTINUED)
          Software
              69,000 Factset Research Systems, Inc.      $  4,324,920
              36,000 Micros Systems, Inc. (a)               2,597,040
              45,000 NAVTEQ Corp. (a)                       3,370,050
             109,500 Parametric Technology Corp. (a)        1,828,650
             169,500 THQ, Inc. (a)                          4,144,275
             172,000 Unica Corp. (a)                        1,548,000
                                                         ------------
                                                           17,812,935
                                                         ------------
                                                           52,794,013
                                                         ------------
          TELECOMMUNICATIONS SERVICES - 5.5%
          Diversified Telecommunications Services
             306,500 Cogent Communications
                     Group, Inc. (a)                        6,369,070
                                                         ------------
          Wireless Telecommunications Services
              86,500 SBA Communications Corp. (a)           3,238,560
                                                         ------------
                                                            9,607,630
                                                         ------------
          Total Common Stock (Cost $132,812,072)          158,103,917
                                                         ------------
          SHORT-TERM INVESTMENT - 6.1%
          MONEY MARKET FUND - 6.1%
          10,586,639 Investors Cash Trust - Treasury
                     Portfolio, 4.00% (Cost $10,586,639)   10,586,639
                                                         ------------
          Total Investments - 97.3% (Cost $143,398,711)* $168,690,556
          Other Assets and Liabilities, Net - 2.7%          4,720,614
                                                         ------------
          NET ASSETS - 100.0%                            $173,411,170
                                                         ============

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $33,494,792
            Gross Unrealized Depreciation               (8,202,947)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $25,291,845
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                       Consumer Discretionary        8.7%
                       Consumer Staples              2.5%
                       Energy                        5.6%
                       Financials                    2.3%
                       Health Care                  24.7%
                       Industrials                  12.9%
                       Information Technology       31.3%
                       Telecommunications Services   5.7%
                       Money Market Fund             6.3%
                                                   -----
                                                   100.0%
                                                   =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

           Shares  Security Description                     Value
           ------  --------------------                     -----
           COMMON STOCK - 94.9%
           BASIC MATERIALS - 9.0%
           139,205 Aceto Corp.                           $  1,102,504
            62,740 Carpenter Technology Corp.               4,733,733
           101,700 Compass Minerals International, Inc.     3,734,424
            84,700 HB Fuller Co.                            2,142,063
                                                         ------------
                                                           11,712,724
                                                         ------------
           CAPITAL GOODS - 4.1%
           143,522 Argon ST, Inc. (a)                       2,614,971
             6,794 EDO Corp.                                  379,241
            75,900 Kaman Corp.                              2,421,210
                                                         ------------
                                                            5,415,422
                                                         ------------
           COMMERCIAL SERVICES & SUPPLIES - 13.7%
           382,292 CBIZ, Inc. (a)                           3,532,378
            36,300 Cenveo, Inc. (a)                           746,328
            17,600 Chemed Corp.                               953,040
           176,700 Convergys Corp. (a)                      2,881,977
            84,174 Electro Rent Corp.                       1,151,500
           141,500 Global Cash Access Holdings, Inc. (a)      492,420
           121,600 Providence Service Corp. (a)             3,402,368
            66,700 Silgan Holdings, Inc.                    3,577,121
            59,600 TeleTech Holdings, Inc. (a)              1,234,316
                                                         ------------
                                                           17,971,448
                                                         ------------
           CONSUMER STAPLES - 1.6%
            57,100 B&G Foods, Inc., Class A                   610,399
           171,463 Del Monte Foods Co.                      1,508,874
                                                         ------------
                                                            2,119,273
                                                         ------------
           ENERGY - 7.2%
            59,400 Comstock Resources, Inc. (a)             1,989,900
            31,900 Oceaneering International, Inc. (a)      2,035,539
            44,500 Stone Energy Corp. (a)                   2,011,400
            82,000 Venoco, Inc. (a)                         1,497,320
            35,900 Whiting Petroleum Corp. (a)              1,892,648
                                                         ------------
                                                            9,426,807
                                                         ------------
           FINANCIALS - 16.0%
            14,870 Affiliated Managers Group, Inc. (a)      1,847,597
            65,700 Arthur J. Gallagher & Co.                1,726,596
            67,700 FBR Capital Markets Corp. (a)              681,739
             4,000 First City Liquidating Trust Loans
                   Assets Corp. (a) (b)                         2,800
           112,100 Hilb Rogal & Hobbs Co.                   4,792,275
            90,000 Investment Technology Group, Inc. (a)    4,111,200
           163,200 Jackson Hewitt Tax Service, Inc.         5,263,200
            99,400 Nelnet, Inc., Class A                    1,370,726
            69,000 UCBH Holdings, Inc.                      1,109,520
                                                         ------------
                                                           20,905,653
                                                         ------------

         Shares  Security Description                        Value
         ------  --------------------                        -----
         HEALTH CARE - 5.1%
         144,800 Ligand Pharmaceuticals, Inc., Class B    $    710,968
          41,400 Lincare Holdings, Inc. (a)                  1,415,466
         123,400 Syneron Medical, Ltd. (a)                   1,810,278
          41,500 Warner Chilcott, Ltd., Class A (a)            757,375
          54,200 West Pharmaceutical Services, Inc.          2,036,294
                                                          ------------
                                                             6,730,381
                                                          ------------
         HOTEL, RESTAURANTS & LEISURE - 5.4%
         206,900 AFC Enterprises (a)                         2,257,279
         143,300 Speedway Motorsports, Inc.                  4,836,375
                                                          ------------
                                                             7,093,654
                                                          ------------
         INDUSTRIALS - 1.1%
         237,000 SRS Labs, Inc. (a)                          1,452,810
                                                          ------------
         INFORMATION TECHNOLOGY - 12.3%
          53,300 Acxiom Corp.                                  656,656
          41,300 Fair Isaac Corp.                            1,526,448
         325,600 infoUSA, Inc.                               2,809,928
          58,900 Mantech International Corp., Class A (a)    2,278,841
         141,900 Novell, Inc. (a)                              996,138
         189,700 Progress Software Corp. (a)                 6,000,211
          36,799 VeriFone Holdings, Inc. (a)                 1,767,456
                                                          ------------
                                                            16,035,678
                                                          ------------
         MEDIA - 4.4%
         131,100 MDC Partners, Inc., Class A (a)             1,240,206
          14,300 RH Donnelley Corp. (a)                        635,206
         103,500 Scholastic Corp. (a)                        3,647,340
         179,400 Sun-Times Media Group, Inc.                   179,400
                                                          ------------
                                                             5,702,152
                                                          ------------
         RETAILING - 9.1%
          40,500 Barnes & Noble, Inc.                        1,557,225
         122,700 Cash America International, Inc.            4,414,746
          33,300 Ihop Corp.                                  1,689,642
         183,875 Stage Stores, Inc.                          3,111,165
         139,800 Triarc Cos., Inc., Class A                  1,181,310
                                                          ------------
                                                            11,954,088
                                                          ------------
         TECHNOLOGY - 1.1%
         254,500 MIPS Technologies, Inc. (a)                 1,445,560
                                                          ------------
         TELECOMMUNICATIONS - 3.7%
          81,922 Loral Space & Communications, Inc. (a)      2,805,009
         126,600 Novatel Wireless, Inc. (a)                  1,967,364
                                                          ------------
                                                             4,772,373
                                                          ------------
         TRANSPORTATION - 1.1%
         108,800 Pacer International, Inc.                   1,497,088
                                                          ------------
         Total Common Stock (Cost $120,222,146)            124,235,111
                                                          ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

            Shares    Security Description                    Value
           ------            --------------------             -----
           SHORT-TERM INVESTMENT - 5.0%
           MONEY MARKET FUND - 5.0%
           6,498,734  Investors Cash Trust - Treasury
                      Portfolio, 4.00% (Cost $6,498,734)  $   6,498,734
                                                          -------------
           Total Investments - 99.9% (Cost $126,720,880)* $130,733,845
           Other Assets and Liabilities, Net - 0.1%             139,108
                                                          -------------
           NET ASSETS - 100.0%                            $ 130,872,953
                                                          =============

---------------------
(a)Non-income producing security.
(b)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $2,800 or less than 1% of Net Assets.

                                                           Acquisition
                                  Acquisition  Acquisition  Value Per
                 Security            Date         Cost        Unit
                 --------        ------------- ----------- -----------
          First City Liquidating
           Trust Loans Assets
           Corp.                 March 4, 2003   $8,050      $2.0125

*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 17,050,230
            Gross Unrealized Depreciation               (13,037,265)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $  4,012,965
                                                       ============

PORTFOLIO HOLDINGS
% Total Investments

                     Basic Materials                  9.0%
                     Capital Goods                    4.1%
                     Commercial Services & Supplies  13.7%
                     Consumer Staples                 1.6%
                     Energy                           7.2%
                     Financials                      16.0%
                     Health Care                      5.2%
                     Hotel, Restaurants & Leisure     5.4%
                     Industrials                      1.1%
                     Information Technology          12.3%
                     Media                            4.4%
                     Retailing                        9.1%
                     Technology                       1.1%
                     Telecommunications               3.7%
                     Transportation                   1.1%
                     Money Market Fund                5.0%
                                                    -----
                                                    100.0%
                                                    =====

See Notes to Financial Statements.

BROWN ADVISORY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

             Shares Security Description                   Value
             ------ --------------------                   -----
             COMMON STOCK - 92.3%
             CONSUMER STAPLES - 3.5%
             33,700 Quanta Services, Inc. (a)           $   922,706
                                                        -----------
             ENERGY - 13.5%
             26,464 Bolt Technology Corp. (a)             1,033,949
             59,282 ION Geophysical Corp. (a)               914,721
             10,100 Oceaneering International, Inc. (a)     644,481
             15,100 Weatherford International, Ltd. (a)     945,562
                                                        -----------
                                                          3,538,713
                                                        -----------
             FINANCIAL - 6.8%
              9,300 CIT Group, Inc.                         247,380
             13,200 Morgan Stanley                          695,904
              8,850 Prudential Financial, Inc.              833,139
                                                        -----------
                                                          1,776,423
                                                        -----------
             HEALTHCARE - 23.1%
             15,090 Gen-Probe, Inc. (a)                   1,009,370
             16,600 Genentech, Inc. (a)                   1,265,750
             15,335 Illumina, Inc. (a)                      886,210
              2,050 Intuitive Surgical, Inc. (a)            671,744
             17,855 Lifecell Corp. (a)                      724,020
             18,285 Millipore Corp. (a)                   1,497,176
                                                        -----------
                                                          6,054,270
                                                        -----------
             INDUSTRIAL - 13.5%
             18,000 Ametek, Inc.                            792,000
             19,350 Amphenol Corp., Class A                 838,823
             27,450 ESCO Technologies, Inc. (a)           1,015,101
              6,100 Foster Wheeler, Ltd. (a)                908,900
                                                        -----------
                                                          3,554,824
                                                        -----------
             INFORMATION TECHNOLOGY - 26.0%
             24,700 Akamai Technologies, Inc. (a)           940,082
             27,570 Eclipsys Corp. (a)                      639,624
              9,030 Electronic Arts, Inc. (a)               507,396
             23,790 FEI Co. (a)                             592,609
              7,300 Flir Systems, Inc. (a)                  501,729
             10,925 MEMC Electronic Materials, Inc. (a)     847,562
             34,500 Network Appliance, Inc. (a)             852,495
             20,400 Power Integrations, Inc. (a)            613,632
             13,500 Tessera Technologies, Inc. (a)          521,370
             65,600 Volterra Semiconductor Corp. (a)        812,128
                                                        -----------
                                                          6,828,627
                                                        -----------
             MATERIALS - 1.8%
             11,585 Cameco Corp.                            479,271
                                                        -----------
             TRANSPORTATION - 4.1%
             45,525 UTi Worldwide, Inc.                   1,080,308
                                                        -----------
             Total Common Stock (Cost $21,814,228)      24,235,142
                                                        -----------

            Shares    Security Description                   Value
           ------            --------------------            -----
           SHORT-TERM INVESTMENT - 10.6%
           MONEY MARKET FUND - 10.6%
           2,796,225  Investors Cash Trust - Treasury
                      Portfolio, 4.00% (Cost $2,796,225)  $ 2,796,225
                                                          -----------
           Total Investments - 102.9% (Cost $24,610,453)* $27,031,367
           Other Assets and Liabilities, Net - (2.9)%        (759,066)
                                                          -----------
           NET ASSETS - 100.0%                            $26,272,301
                                                          ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,952,489
             Gross Unrealized Depreciation                (531,575)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,420,914
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                         Consumer Staples         3.4%
                         Energy                  13.1%
                         Financial                6.6%
                         Healthcare              22.4%
                         Industrial              13.1%
                         Information Technology  25.3%
                         Materials                1.8%
                         Transportation           4.0%
                         Money Market Fund       10.3%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

             Shares   Security Description                 Value
             ------   --------------------                 -----
            COMMON STOCK - 100.9%
            AUSTRALIA - 4.9%
              188,000 Lend Lease Corp., Ltd.            $  3,187,285
               37,000 Macquarie Group, Ltd. (b)            2,623,488
              252,938 Woodside Petroleum, Ltd.            10,829,990
                                                        ------------
                                                          16,640,763
                                                        ------------
            BRAZIL - 1.2%
               41,000 Petroleo Brasileiro SA, ADR          3,948,300
                                                        ------------
            CANADA - 2.0%
               45,000 Suncor Energy, Inc.                  4,302,450
              139,000 Talisman Energy, Inc. (b)            2,453,350
                                                        ------------
                                                           6,755,800
                                                        ------------
            CHINA - 1.2%
            2,389,000 China Petroleum & Chemical Corp.,
                      Class H                              3,596,173
              300,000 NetDragon WebSoft, Inc. (a)            574,122
                                                        ------------
                                                           4,170,295
                                                        ------------
            DENMARK - 1.2%
              137,000 H Lundbeck A/S                       3,937,245
                                                        ------------
            FRANCE - 12.2%
              107,000 Axa SA                               4,372,043
               40,000 BNP Paribas                          4,514,666
               19,000 Casino Guichard Perrachon SA         2,092,210
               64,000 Cie Generale d'Optique Essilor
                      International SA                     4,010,124
               31,000 L'Oreal SA                           4,305,215
               30,000 LVMH Moet Hennessy Louis Vuitton
                      SA (b)                               3,640,114
               54,000 Sanofi-Aventis SA                    5,135,747
               14,715 SEB SA                               2,635,159
                9,000 Societe BIC SA                         670,309
               74,000 Societe Television Francaise 1       2,046,083
               65,000 Total SA                             5,251,920
               50,400 Valeo SA                             2,543,779
                                                        ------------
                                                          41,217,369
                                                        ------------
            GERMANY - 3.1%
               23,000 Allianz SE                           4,756,799
               24,000 BASF AG                              3,333,772
               47,000 Hannover Rueckversicherung AG        2,231,219
                                                        ------------
                                                          10,321,790
                                                        ------------
            GREECE - 0.9%
               59,100 Public Power Corp. SA                2,894,694
                                                        ------------
            HONG KONG - 9.4%
              213,000 China Mobile, Ltd.                   3,840,993
              500,000 CLP Holdings, Ltd.                   3,387,577

           Shares   Security Description                    Value
           ------   --------------------                    -----
          HONG KONG
          3,870,000 CNOOC, Ltd.                          $  7,137,764
            174,200 HSBC Holdings plc                       2,955,614
          1,683,000 Hong Kong & China Gas Co.               4,971,743
            762,000 Hutchison Whampoa, Ltd.                 9,023,659
            495,000 Techtronic Industries Co.                 413,888
                                                         ------------
                                                           31,731,238
                                                         ------------
          IRELAND - 1.8%
            143,000 Allied Irish Banks plc                  3,238,446
             75,000 CRH plc                                 2,828,615
                                                         ------------
                                                            6,067,061
                                                         ------------
          ISRAEL - 0.7%
             53,000 Teva Pharmaceutical Industries Ltd.,
                    ADR                                     2,365,390
                                                         ------------
          JAPAN - 31.4%
             56,500 Advantest Corp.                         1,601,575
             76,000 Astellas Pharma, Inc.                   3,378,538
             63,750 Canon, Inc.                             3,333,071
             76,000 Daikin Industries, Ltd.                 3,891,474
            144,000 Daito Trust Construction Co., Ltd.      6,893,858
             70,000 Denso Corp.                             2,853,543
             62,000 Eisai Co., Ltd.                         2,733,858
             35,500 Fanuc, Ltd.                             3,689,764
             24,500 Hirose Electric Co., Ltd.               2,747,087
             76,000 Honda Motor Co., Ltd.                   2,571,519
            164,300 Hoya Corp.                              5,707,069
             17,170 Keyence Corp.                           3,980,195
            110,000 Kuraray Co., Ltd.                       1,350,191
             91,000 Millea Holdings, Inc.                   3,185,512
             91,000 Mitsubishi Corp.                        2,604,094
            132,000 Mitsubishi Estate Co., Ltd.             3,527,919
            375,000 Mitsubishi Gas Chemical Co., Inc.       3,867,267
            270,000 Mitsubishi UFJ Financial Group, Inc.    2,645,939
                500 Mizuho Financial Group, Inc.            2,677,165
             35,000 Murata Manufacturing Co., Ltd.          2,037,795
                740 Nippon Telegraph & Telephone Corp.      3,362,880
             91,000 Nitto Denko Corp.                       4,700,472
            230,000 Onward Holdings Co., Ltd.               2,489,899
              7,000 ORIX Corp.                              1,422,992
            159,000 Ricoh Co., Ltd.                         2,990,416
             34,900 Rohm Co., Ltd.                          3,190,857
             73,800 Secom Co., Ltd.                         4,090,961
             15,000 Shimamura Co., Ltd. (b)                 1,530,709
             51,000 Shin-Etsu Chemical Co., Ltd.            3,015,253
             25,000 SMC Corp.                               2,884,139
             54,200 Takeda Pharmaceutical Co., Ltd.         3,462,947
             64,000 Tokyo Electron, Ltd.                    3,922,070
             37,000 Toyota Motor Corp.                      2,077,660
             40,000 Union Tool Co. (b)                      1,346,232
                                                         ------------
                                                          105,764,920
                                                         ------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

             Shares   Security Description                Value
             ------   --------------------                -----
            NETHERLANDS - 2.5%
               61,000 Heineken Holding NV              $  3,415,215
               64,000 ING Groep NV                        2,483,973
              135,500 Reed Elsevier NV                    2,493,731
                                                       ------------
                                                          8,392,919
                                                       ------------
            NORWAY - 1.2%
               93,000 Norsk Hydro ASA                     1,282,562
               80,184 StatoilHydro ASA                    2,601,922
                                                       ------------
                                                          3,884,484
                                                       ------------
            SINGAPORE - 1.0%
              243,000 DBS Group Holdings, Ltd.            3,372,902
                                                       ------------
            SPAIN - 2.0%
              224,000 Banco Santander SA                  4,797,542
               30,000 Inditex SA                          2,089,971
                                                       ------------
                                                          6,887,513
                                                       ------------
            SWEDEN - 1.9%
               30,000 Hennes & Mauritz AB, Class B        1,873,269
            1,870,000 Telefonaktiebolaget LM Ericsson,
                      Class B                             4,565,330
                                                       ------------
                                                          6,438,599
                                                       ------------
            SWITZERLAND - 3.4%
                9,100 Nestle SA                           4,362,986
               71,000 Novartis AG                         4,034,127
               11,100 Zurich Financial Services AG        3,226,944
                                                       ------------
                                                         11,624,057
                                                       ------------
            UNITED KINGDOM - 18.9%
               64,000 AstraZeneca plc                     3,039,161
              243,000 Aviva plc                           3,406,846
              380,000 BG Group plc                        7,952,308
              728,400 BP plc                              8,834,536
              580,000 Centrica plc                        4,340,014
              105,000 Emap plc                            1,794,789
              234,000 GlaxoSmithKline plc                 6,195,745
              490,000 Kingfisher plc                      1,534,115
               48,000 Reckitt Benckiser Group plc         2,851,681
              300,000 Rexam plc                           3,001,850
               55,900 Rio Tinto plc                       6,481,159
              324,000 Royal Bank of Scotland Group plc    3,057,169
              421,000 Tesco plc                           4,145,524
              864,312 Vodafone Group plc                  3,237,283
              632,000 WM Morrison Supermarkets plc        4,008,058
                                                       ------------
                                                         63,880,238
                                                       ------------
            Total Common Stock (Cost $259,453,875)      340,295,577
                                                       ------------

           Shares    Security Description                    Value
           ------    --------------------                   -----
         PREFERRED STOCK - 1.0%
         SOUTH KOREA - 1.0%
               7,700 Samsung Electronics Co., Ltd.
                     (Cost $4,198,486)                   $  3,393,617
                                                         ------------
         SHORT-TERM INVESTMENTS - 3.7%
          Principal
          ---------
         MONEY MARKET DEPOSIT ACCOUNT - NM
         $    32,693 Citibank Money Market Deposit
                     Account, 4.32% (Cost $32,693)             32,693
                                                         ------------
           Shares
           ------
         MONEY MARKET FUNDS - 3.7%
           2,046,187 Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 4.99%               2,046,187
          10,655,957 Citibank Investors Principal
                     Preservation Trust (c)(d), 4.85%      10,382,111
                                                         ------------
         Total Money Market Funds (Cost $12,702,144)       12,428,298
                                                         ------------
         Total Short-Term Investments (Cost $12,734,837)   12,460,991
                                                         ------------
         Total Investments - 105.6% (Cost $276,387,198)* $356,150,185
         Other Assets and Liabilities, Net - (5.6)%       (18,940,994)
                                                         ------------
         NET ASSETS - 100.0%                             $337,209,191
                                                         ============

---------------------
(a)Non-income producing security.
(b)Security or a portion of the security is on loan at period end.
(c)Investment made with cash collateral received from securities on loan.
(d)Security fair valued in accordance with procedures adopted by the Board of Trustees.
ADRAmerican Depositary Receipt
NM Not Material
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 92,055,794
            Gross Unrealized Depreciation               (12,292,807)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 79,762,987
                                                       ============

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007


PORTFOLIO HOLDINGS
% of Total Investments

                      Australia                      4.7%
                      Brazil                         1.1%
                      Canada                         1.9%
                      China                          1.2%
                      Denmark                        1.1%
                      France                        11.6%
                      Germany                        2.9%
                      Greece                         0.8%
                      Hong Kong                      8.9%
                      Ireland                        1.7%
                      Israel                         0.7%
                      Japan                         29.7%
                      Netherlands                    2.3%
                      Norway                         1.1%
                      Singapore                      0.9%
                      South Korea                    0.9%
                      Spain                          1.9%
                      Sweden                         1.8%
                      Switzerland                    3.3%
                      United Kingdom                18.0%
                      Money Market Deposit Account    NM
                      Money Market Funds             3.5%
                                                   -----
                                                   100.0%
                                                   =====

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

          Shares Security Description                        Value
          ------ --------------------                        -----
          REAL ESTATE INVESTMENT TRUSTS (REITS) - 95.8%
          DIVERSIFIED - 4.0%
          14,010 Cousins Properties, Inc.                 $   333,018
           8,005 Vornado Realty Trust                         720,450
                                                          -----------
                                                            1,053,468
                                                          -----------
          OFFICE/INDUSTRIAL - 29.8%
          17,275 AMB Property Corp.                         1,056,539
          15,060 BioMed Realty Trust, Inc.                    340,055
          15,045 Boston Properties, Inc.                    1,480,729
          12,930 Corporate Office Properties Trust SBI MD     467,032
          20,790 Douglas Emmett, Inc.                         499,168
          15,115 Duke Realty Corp.                            397,373
           6,115 EastGroup Properties, Inc.                   282,085
           8,795 Kilroy Realty Corp.                          491,552
          27,645 Prologis                                   1,808,536
           9,315 SL Green Realty Corp.                        967,828
                                                          -----------
                                                            7,790,897
                                                          -----------
          REGIONAL MALLS - 17.2%
          19,995 General Growth Properties, Inc.              928,568
          10,780 Macerich Co.                                 837,067
          21,840 Simon Property Group, Inc.                 2,150,148
          10,940 Taubman Centers, Inc.                        585,618
                                                          -----------
                                                            4,501,401
                                                          -----------
          RESIDENTIAL - 12.0%
           9,670 AvalonBay Communities, Inc.                  961,585
          12,655 BRE Properties, Inc., Class A                563,780
           7,325 Camden Property Trust                        385,368
           7,175 Essex Property Trust, Inc.                   744,334
          21,965 UDR, Inc.                                    483,889
                                                          -----------
                                                            3,138,956
                                                          -----------
          SPECIALTY - 16.4%
          11,460 Extra Space Storage, Inc.                    163,420
          12,060 Hersha Hospitality Trust                     122,771
          45,940 Host Hotels & Resorts, Inc.                  881,589
          13,182 LaSalle Hotel Properties                     490,370
          18,135 Omega Healthcare Investors, Inc.             293,243
          17,220 Public Storage, Inc.                       1,331,795
           6,300 Sunstone Hotel Investors, Inc.               146,160
          19,485 Ventas, Inc.                                 849,546
                                                          -----------
                                                            4,278,894
                                                          -----------
          STRIP CENTER - 16.4%
          17,075 Cedar Shopping Centers, Inc.                 199,777
          12,365 Developers Diversified Realty Corp.          549,130
          10,090 Federal Realty Investment Trust              839,387
          29,400 Kimco Realty Corp.                         1,161,006
          13,960 Kite Realty Group Trust                      218,474

        Shares    Security Description                            Value
        ------                --------------------                -----
        STRIP CENTER
         13,285   Regency Centers Corp.                        $   882,655
         10,600   Tanger Factory Outlet Centers, Inc.              446,366
                                                               -----------
                                                                 4,296,795
                                                               -----------
        Total Real Estate Investment Trusts (Cost $21,562,485)  25,060,411
                                                               -----------
        EQUITY FUND - 1.0%
          3,500   iShares Dow Jones US Real Estate Index
                  Fund (Cost $266,878)                             245,245
                                                               -----------
        SHORT-TERM INVESTMENT - 3.4%
        MONEY MARKET FUND - 3.4%
        895,257   Investors Cash Trust - Treasury Portfolio,
                  4.0% (Cost $895,257)                             895,257
                                                               -----------
        Total Investments - 100.2% (Cost $22,724,620)*         $26,200,913
        Other Assets and Liabilities, Net - (0.2)%                 (45,103)
                                                               -----------
        NET ASSETS - 100.0%                                    $26,155,810
                                                               ===========

---------------------
*Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $4,128,165
             Gross Unrealized Depreciation                (651,872)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $3,476,293
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                            Diversified         4.0%
                            Office/Industrial  29.7%
                            Regional Malls     17.2%
                            Residential        12.0%
                            Specialty          16.3%
                            Strip Center       16.4%
                            Equity Fund         1.0%
                            Money Market Fund   3.4%
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                             Security Description                             Rate  Maturity    Value
-----------                             --------------------                             ----  --------    -----
MUNICIPAL BONDS - 97.0%
GENERAL OBLIGATION BONDS - 39.9%
$  250,000  Anne Arundel County Maryland                                                 5.00% 02/15/10 $   259,645
   565,000  Anne Arundel County Maryland Consolidated General Improvement                5.00  03/01/15     621,042
 1,350,000  Anne Arundel County Maryland Consolidated Water & Sewer                      5.00  03/01/17   1,465,857
   500,000  Anne Arundel County Maryland Consolidated Water & Sewer                      4.50  03/01/25     506,585
   100,000  Anne Arundel County Maryland General Improvement                             5.25  08/01/09     103,244
   100,000  Anne Arundel County Maryland Prerefunded 02/01/08 @ 101                      5.00  02/01/10     101,269
   165,000  Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                      5.00  05/15/13     170,688
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.75  02/15/17     527,555
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.80  02/15/18     528,310
 1,400,000  Baltimore County Maryland Consolidated Public Improvement                    5.00  09/01/13   1,503,964
   835,000  Baltimore County Maryland Metropolitan District                              4.40  08/01/09     849,696
   220,000  Baltimore Maryland                                                           7.50  10/15/08     227,621
   440,000  Baltimore Maryland Consolidated Public Improvement Series A MBIA Insured     5.00  10/15/14     483,925
   250,000  Caroline County Maryland Public Improvement XLCA Insured                     4.00  11/01/20     251,020
   500,000  Carroll County Maryland County Commissioners Consolidated Public Improvement 4.00  12/01/15     519,975
 1,000,000  Carroll County Maryland County Commissioners Consolidated Public Improvement 5.00  11/01/15   1,108,410
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/07 @ 101                                                   5.00  12/01/15     101,004
   500,000  Charles County Maryland Consolidated Public Improvement                      4.20  02/01/11     515,515
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement 4.00  03/01/10     509,315
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement 5.00  03/01/16     276,137
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement
            MBIA Insured                                                                 4.00  03/01/20     502,090
   750,000  District of Columbia Series A FGIC Insured                                   4.25  06/01/29     704,152
   250,000  Frederick County Maryland Public Facilities                                  5.00  08/01/16     274,370
 1,000,000  Frederick County Maryland Public Facilities                                  5.00  12/01/17   1,093,030
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/18     565,960
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/21     567,635
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                      5.10  07/01/09     257,263
   200,000  Harford County Maryland Consolidated Public Improvement                      4.25  01/15/13     207,482
   740,000  Harford County Maryland Unrefunded Balance                                   5.00  12/01/13     755,695
   685,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/14     751,719
   300,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/15     331,758
    30,000  Howard County Maryland Consolidated Public Improvement Series A
            Prerefunded 02/15/08 @ 100                                                   5.00  02/15/09      30,102
   295,000  Howard County Maryland Consolidated Public Improvement Unrefunded Balance
            Series A                                                                     5.00  02/15/09     296,068
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development
            Series BB-2                                                                  3.50  07/01/09     567,718
    50,000  Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101 4.50  03/01/14      51,255
   500,000  Maryland State & Local Facilities Loan 1st Series                            4.75  03/01/09     506,850
   500,000  Maryland State & Local Facilities Loan 1st Series                            5.00  08/01/15     546,575
   225,000  Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/08     227,561
   500,000  Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/13     543,680
   500,000  Maryland State & Local Facilities Loan 2nd Series Series A                   5.00  08/01/15     552,700
 2,210,000  Maryland State & Local Facilities Loan Capital Improvement Series A          5.50  08/01/13   2,459,774
 1,000,000  Maryland State Refunding                                                     5.00  02/01/14   1,091,350
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A          4.70  01/01/13     328,591
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A          5.00  01/01/10   1,112,573

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
GENERAL OBLIGATION BONDS (CONTINUED)
$  800,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00% 04/01/11 $   845,576
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  09/01/15     547,090
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  04/01/17     541,320
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/08 @ 101                                                          4.88  05/01/13   1,107,767
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 05/01/09 @ 101                                                          4.75  05/01/12     128,815
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A
            Prerefunded 01/01/10 @ 101                                                          5.60  01/01/16     105,708
   500,000  Montgomery County Maryland Series A                                                 5.00  11/01/09     516,565
   500,000  Ocean City Maryland FGIC Insured                                                    4.25  03/01/11     516,105
 1,000,000  Prince Georges County Maryland Consolidated Public Improvement                      3.25  09/15/11     996,610
    50,000  Prince Georges County Maryland Consolidated Public Improvement
            Prerefunded 10/01/09 @ 101 FSA Insured                                              5.00  10/01/12      52,030
   500,000  St. Mary's County Maryland Public Facilities                                        3.25  11/01/08     499,970
   500,000  Washington Suburban Sanitation District - General Construction                      4.25  06/01/10     513,200
   500,000  Washington Suburban Sanitation District - General Construction                      5.00  06/01/08     504,340
   100,000  Washington Suburban Sanitation District - General Construction
            Prerefunded 06/01/09 @ 100                                                          5.00  06/01/23     102,583
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                           5.25  06/01/10   1,050,280
   500,000  Washington Suburban Sanitation District - Water Supply                              4.25  06/01/10     513,200
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                   3.00  06/01/11     493,415
                                                                                                               -----------
                                                                                                                33,991,302
                                                                                                               -----------
REVENUE BONDS - 57.1%
   725,000  Baltimore County Maryland Catholic Health Initiatives Series A                      5.00  09/01/19     758,147
   925,000  Baltimore Maryland Convention Center MBIA Insured                                   5.00  09/01/19     951,686
   500,000  Baltimore Maryland Convention Center SR Series A XLCA Insured                       5.25  09/01/19     547,870
 1,000,000  Baltimore Maryland Wastewater Project Series C AMBAC Insured                        5.00  07/01/21   1,069,410
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured            5.20  01/01/10     189,767
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                            4.80  09/01/09     401,020
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's
            University Series A                                                                 5.63  09/01/38     406,732
 1,000,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                          4.65  04/01/12   1,031,320
   500,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                          4.75  04/01/13     516,070
 1,000,000  Maryland State Community Development Administration - Residential Program
            Series C                                                                            3.85  09/01/15   1,007,430
   500,000  Maryland State Department of Transportation                                         4.25  02/15/18     517,285
   500,000  Maryland State Department of Transportation                                         5.00  11/01/08     507,875
   500,000  Maryland State Department of Transportation                                         5.00  12/15/08     508,910
   455,000  Maryland State Department of Transportation                                         5.00  05/01/12     487,678
 1,000,000  Maryland State Department of Transportation                                         5.25  12/15/14   1,116,030
 1,300,000  Maryland State Department of Transportation                                         5.25  12/15/16   1,469,195
   500,000  Maryland State Department of Transportation                                         5.50  02/01/10     524,485
   500,000  Maryland State Department of Transportation                                         4.00  05/15/20     501,360
 1,050,000  Maryland State Department of Transportation 2nd Issue                               4.00  06/01/13   1,086,550
 1,850,000  Maryland State Department of Transportation Prerefunded 12/15/08 @ 100              5.50  12/15/11   1,891,181

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                                  Security Description                                  Rate  Maturity    Value
-----------                                  --------------------                                  ----  --------    -----
REVENUE BONDS (CONTINUED)
$  255,000  Maryland State Economic Development Corporation - Bowie State University Project       4.00% 06/01/09 $   249,859
   310,000  Maryland State Economic Development Corporation - Lutheran World Relief/Refugee        5.25  04/01/19     324,176
   500,000  Maryland State Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                            5.00  06/01/15     533,780
   250,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                           4.00  06/01/09     252,783
   340,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                           4.25  06/01/10     348,316
   685,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                             4.00  07/01/08     687,767
   290,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                             5.38  07/01/12     309,781
   430,000  Maryland State Economic Development Corporation - University of Maryland/
            Baltimore                                                                              4.00  10/01/08     424,311
   245,000  Maryland State Economic Development Corporation - University of Maryland/
            Baltimore                                                                              4.50  10/01/11     235,673
   500,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project CIFG Insured                                                              5.00  06/01/22     521,270
   500,000  Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A 5.00  01/01/14     511,690
   500,000  Maryland State Health & Higher Educational Facilities - Board of Child Care            4.50  07/01/12     515,015
   450,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured      5.00  07/01/13     475,781
   100,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured      5.00  07/01/15     105,669
   120,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               4.25  07/01/08     120,359
   250,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               4.63  07/01/10     253,825
   500,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               5.00  07/01/13     515,985
   500,000  Maryland State Health & Higher Educational Facilities - Charity Obligated Group
            Series A Prerefunded 05/01/09 @ 101                                                    4.75  11/01/14     514,980
   500,000  Maryland State Health & Higher Educational Facilities - Civista Medical Center
            RADIAN Insured                                                                         4.50  07/01/28     464,425
   350,000  Maryland State Health & Higher Educational Facilities - Doctors Community Hospital
            Series A                                                                               4.00  07/01/13     350,634
   270,000  Maryland State Health & Higher Educational Facilities - Edenwald Series A              4.80  01/01/12     267,721
   400,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital    3.60  07/01/08     399,404
   450,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital    4.20  07/01/11     452,295
   250,000  Maryland State Health & Higher Educational Facilities - Goucher College                4.50  07/01/19     251,693
   500,000  Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical
            Center                                                                                 5.00  07/01/20     506,690
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital         4.60  05/15/14     513,380
   100,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital         4.70  05/15/15     102,661
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital         5.00  05/15/10     518,885
   900,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital         5.00  05/15/11     944,946
    90,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                             6.00  07/01/39      94,670
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                               4.00  07/01/08     251,038
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                               5.00  07/01/10     522,090

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                                Security Description                                Rate  Maturity    Value
-----------                                --------------------                                ----  --------    -----
REVENUE BONDS (CONTINUED)
$  250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                           5.00% 07/01/12 $   263,735
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                           5.00  07/01/13     263,735
   235,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute  3.88  07/01/10     232,970
   200,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute  4.38  07/01/13     199,210
   535,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute  5.30  07/01/12     542,565
   575,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A 5.00  07/01/08     579,657
 1,000,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A 5.00  07/01/10   1,031,130
   130,000  Maryland State Health & Higher Educational Facilities - McLean School              5.00  07/01/08     130,512
   250,000  Maryland State Health & Higher Educational Facilities - Medstar Health             4.38  08/15/13     251,870
 1,000,000  Maryland State Health & Higher Educational Facilities - Medstar Health             5.00  08/15/09   1,018,030
   500,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge                4.75  07/01/34     456,690
   200,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge                4.50  07/01/35     172,656
   200,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A       5.00  07/01/26     192,380
   135,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A       5.00  07/01/27     129,381
 1,000,000  Maryland State Health & Higher Educational Facilities - Peninsula Regular Medical
            Center                                                                             5.00  07/01/26   1,012,840
   635,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A    3.00  07/01/09     625,367
   430,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A    3.30  07/01/10     422,509
   250,000  Maryland State Health & Higher Educational Facilities - Union Hospital of Cecil
            County                                                                             3.75  07/01/08     250,053
   735,000  Maryland State Health & Higher Educational Facilities - University of Maryland     5.00  07/01/09     744,651
            Medical System
   750,000  Maryland State Health & Higher Educational Facilities - University of Maryland     5.00  07/01/12     782,715
            Medical System
   250,000  Maryland State Health & Higher Educational Facilities - Washington Christian
            Academy                                                                            5.25  07/01/18     252,597
   805,000  Maryland State Industrial Development Financing Authority - American Center for
            Physics Facility                                                                   3.95  12/15/07     805,153
   500,000  Maryland State Industrial Development Financing Authority - Holy Cross Health
            System Corp.                                                                       5.50  12/01/08     509,300
   500,000  Maryland State Industrial Development Financing Authority - National Aquarium
            Baltimore Facility Series B                                                        4.50  11/01/14     518,010
   500,000  Maryland State Transportation Authority Grant & Rev.                               4.00  03/01/19     504,410
   500,000  Maryland State Transportation Authority FSA Insured                                5.00  07/01/10     522,595
   500,000  Maryland State Water Quality Financing Series A                                    5.00  09/01/15     552,840
   500,000  Montgomery County Maryland - Housing Opportunity Commission                        4.90  05/15/31     512,915
            Aston Woods Apartments Series A Multi-Family Revenue
   200,000  Montgomery County Maryland - Housing Opportunity Commission                        5.40  07/01/11     208,788
            Housing Development Series A Multi-Family Revenue
   105,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                                    4.15  07/01/08     105,208
   200,000  Montgomery County Maryland - Housing Opportunity Commission Series A FHA/VA
            Insured                                                                            3.45  07/01/11     200,076
   400,000  Queen Annes County Maryland - Public Facilities MBIA Insured                       5.00  11/15/17     437,028
   485,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        4.00  10/01/08     488,022
   440,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/10     458,326
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A        5.00  04/01/13     541,510

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                             Security Description                              Rate  Maturity    Value
-----------                             --------------------                              ----  --------    -----
REVENUE BONDS (CONTINUED)
$  510,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/12 @ 100                                                    5.13% 04/01/21 $   548,469
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   4.00  04/01/20     501,720
   940,000  Washington County Maryland - Public Improvement AMBAC Insured                 4.25  07/01/22     950,688
   680,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                              5.00  04/01/09     687,677
   310,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                              5.00  04/01/10     313,515
   500,000  Westminster Maryland Educational Facilities Revenue - McDaniel College, Inc.  4.38  11/01/24     465,125
 1,115,000  Worcester County Maryland - Consolidated Public Improvement Project           5.00  03/01/13   1,206,341
                                                                                                         -----------
                                                                                                          48,624,522
                                                                                                         -----------
Total Municipal Bonds (Cost $82,032,203)                                                                  82,615,824
                                                                                                         -----------
  Shares
  ------                                         -                                         -       -          -
SHORT-TERM INVESTMENT - 0.3%
MONEY MARKET FUND - 0.3%
   273,884  DWS Tax-Exempt Cash - Institutional Shares (Cost $273,884)                                       273,884
                                                                                                         -----------
Total Investments - 97.3% (Cost $82,306,087)*                                                            $82,889,708
Other Assets and Liabilities, Net - 2.7%                                                                   2,333,815
                                                                                                         -----------
NET ASSETS - 100.0%                                                                                      $85,223,523
                                                                                                         ===========

---------------------

            AMBAC  American Municipal Bond Assurance Corporation
            CIFG   IXIS Financial Guarantee
            FGIC   Financial Guaranty Insurance Corporation
            FHA/VA Federal Housing Authority/Veterans Administration
            FSA    Financial Security Assurance
            MBIA   Municipal Bond Insurance Association
            RADIAN Radian Asset Assurance
            XLCA   XL Capital Assurance, Inc.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $ 946,001
             Gross Unrealized Depreciation               (362,380)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) $ 583,621
                                                        =========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                        General Obligation Bonds  41.0%
                        Revenue Bonds             58.7%
                        Money Market Fund          0.3%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                      Security Description                      Rate  Maturity    Value
-----------                      --------------------                      ----  --------    -----
ASSET BACKED SECURITIES - 4.6%
$ 3,500,000 American Express Credit Account Master Trust Series 03-2-A (a) 4.76% 10/15/10 $  3,499,752
  1,405,667 Honda Auto Receivables Owners Trust Series 04-2-A4             3.81  10/15/09    1,398,624
  2,500,000 World Omni Auto Receivables Trust Series 05-B-A4 (a)           4.76  09/20/12    2,490,297
                                                                                          ------------
Total Asset Backed Securities (Cost $7,390,692)                                              7,388,673
                                                                                          ------------
CORPORATE BONDS & NOTES - 17.6%
  2,000,000 America Movil SAB de CV                                        5.50  03/01/14    2,004,808
  1,000,000 Baltimore Gas & Electric Co. MTN                               6.75  06/05/12    1,071,302
  3,125,000 Block Financial Corp.                                          5.13  10/30/14    2,796,375
  2,000,000 Branch Banking & Trust Co. BKNT (a)                            5.76  06/05/09    1,993,382
  4,000,000 Comcast Corp.                                                  6.50  01/15/17    4,209,280
  2,055,000 FIA Card Services NA                                           7.13  11/15/12    2,249,487
  1,000,000 General Electric Capital Corp. MTNA                            6.88  11/15/10    1,075,382
  3,000,000 General Electric Co.                                           5.00  02/01/13    3,043,353
  2,750,000 ICI Wilmington, Inc.                                           5.63  12/01/13    2,884,976
  3,000,000 Lehman Brothers Holdings, Inc.                                 6.50  07/19/17    3,027,372
  1,300,000 Merrill Lynch & Co., Inc.                                      4.00  09/15/08    1,273,682
    800,000 Wilmington Trust Corp.                                         6.63  05/01/08      801,690
  2,000,000 WR Berkley Corp.                                               5.13  09/30/10    2,062,814
                                                                                          ------------
Total Corporate Bonds & Notes (Cost $28,239,156)                                            28,493,903
                                                                                          ------------
US GOVERNMENT & AGENCY OBLIGATIONS - 69.6%
FFCB - 1.7%
  2,000,000 FFCB                                                           6.00  06/11/08    2,015,710
    640,000 FFCB                                                           5.20  03/20/13      674,162
                                                                                          ------------
                                                                                             2,689,872
                                                                                          ------------
FHLB NOTES - 5.9%
  4,980,142 FHLB 00-0606 Y                                                 5.27  12/28/12    4,955,540
  3,000,000 FHLB                                                           5.13  12/29/14    3,000,150
  1,601,662 FHLB TQ-2015 A                                                 5.07  10/20/15    1,630,428
                                                                                          ------------
                                                                                             9,586,118
                                                                                          ------------
MORTGAGE BACKED SECURITIES - 36.3%
  2,000,000 FHLMC MTN                                                      5.50  02/22/13    2,006,370
  3,452,842 FHLMC FHRR R005 VA                                             5.50  03/15/16    3,507,596
  1,589,928 FHLMC Pool # 1B0889 (a)                                        4.50  05/01/33    1,585,914
  2,725,161 FHLMC Pool # 1J0203 (a)                                        5.18  04/01/35    2,742,558
  2,138,639 FHLMC Pool # A40782                                            5.00  12/01/35    2,101,299
     22,071 FHLMC Pool # C00210                                            8.00  01/01/23       23,550
  3,601,604 FHLMC POOL # C90993                                            5.50  10/01/26    3,636,282
     74,732 FHLMC Pool # E20099                                            6.50  05/01/09       75,822
  1,516,356 FHLMC Pool # E93051                                            5.50  12/01/17    1,538,689
     90,569 FHLMC Pool # G10543                                            6.00  06/01/11       92,570
     91,290 FHLMC Pool # G10682                                            7.50  06/01/12       94,366
     82,769 FHLMC Pool # G10690                                            7.00  07/01/12       86,100
  4,911,201 FHLMC Pool # G11649                                            4.50  02/01/20    4,836,308
  1,282,523 FHLMC Pool # M80814                                            5.00  05/01/10    1,287,266
  1,464,007 FHLMC Pool # M80931                                            5.50  08/01/11    1,482,472
  1,099,807 FHLMC Pool # M90831                                            4.00  08/01/08    1,093,950

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007

Face Amount                       Security Description                        Rate  Maturity    Value
-----------                       --------------------                        ----  --------    -----
MORTGAGE BACKED SECURITIES (CONTINUED)
$ 2,053,134 FHLMC Remic Series 2782 PA                                        4.00% 11/15/33 $  1,953,191
    433,112 FNMA Pool # 254089                                                6.00  12/01/16      443,818
        548 FNMA Pool # 326570                                                7.00  02/01/08          549
     63,739 FNMA Pool # 409589                                                9.50  11/01/15       68,420
    304,593 FNMA Pool # 433646                                                6.00  10/01/13      311,883
    182,626 FNMA Pool # 539082                                                7.00  08/01/28      192,131
    347,682 FNMA Pool # 625536                                                6.00  01/01/32      355,106
    185,620 FNMA Pool # 628837                                                6.50  03/01/32      191,939
  1,562,238 FNMA Pool # 663238                                                5.50  09/01/32    1,570,019
  1,693,324 FNMA Pool # 725544                                                5.50  12/01/17    1,720,890
    301,067 FNMA Pool # 741373 (a)                                            4.16  12/01/33      304,629
    565,775 FNMA Pool # 744805 (a)                                            4.33  11/01/33      561,961
    450,968 FNMA Pool # 764342 (a)                                            4.09  02/01/34      453,591
  1,180,381 FNMA Pool # 805440                                                7.00  11/01/34    1,234,272
  6,616,867 FNMA Pool # 831413                                                5.50  04/01/36    6,630,269
  1,474,307 FNMA Pool # 848817                                                5.00  01/01/36    1,446,603
  3,708,083 FNMA Pool # 866920 (a)                                            5.37  02/01/36    3,822,874
  4,539,705 FNMA Pool # 871084                                                5.50  11/01/36    4,548,900
  6,319,195 FNMA Pool # 909932                                                6.00  03/01/37    6,424,233
     80,034 GNMA Pool # 487110                                                6.50  04/15/29       83,329
      8,120 GNMA Pool # 71166                                                 7.00  08/15/31        8,607
    160,700 GNMA Pool # 781186                                                9.00  06/15/30      174,948
                                                                                             ------------
                                                                                               58,693,274
                                                                                             ------------
US TREASURY SECURITIES - 25.7%
  7,110,000 U.S. Treasury Inflation Index                                     2.38  04/15/11    7,790,205
  7,000,000 U.S. Treasury Inflation Index                                     2.50  07/15/16    7,762,264
 10,000,000 U.S. Treasury Note                                                4.25  08/15/15   10,275,010
 15,000,000 U.S. Treasury Note                                                4.50  05/15/17   15,621,105
                                                                                             ------------
                                                                                               41,448,584
                                                                                             ------------
Total US Government & Agency Obligations (Cost $109,322,482)                                  112,417,848
                                                                                             ------------
  Shares
  ------                                   -                                   -       -          -
SHORT-TERM INVESTMENT - 4.6%
MONEY MARKET FUND - 4.6%
  7,409,171 Citi/SM/ Institutional Liquid Reserves, Class A (Cost $7,409,171) 4.99              7,409,171
                                                                                             ------------
Total Investments - 96.4% Cost ($152,361,501)*                                               $155,709,595
Other Assets and Liabilities, Net - 3.6%                                                        5,826,340
                                                                                             ------------
NET ASSETS - 100.0%                                                                          $161,535,935
                                                                                             ============

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2007


                 BKNT  Bank Note
                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note

(a)Variable rate security.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 4,397,134
            Gross Unrealized Depreciation               (1,049,040)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 3,348,094
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Asset Backed Securities              4.7%
                   Corporate Bonds & Notes             18.3%
                   US Government & Agency Obligations  72.2%
                   Money Market Fund                    4.8%
                                                      -----
                                                      100.0%
                                                      =====

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007

                                                          BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                          GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                               FUND           FUND       GROWTH FUND
                                                          -------------- -------------- --------------
ASSETS
  Investments:
   Total investments, at cost                              $61,294,774    $192,044,371   $143,398,711
   Net unrealized appreciation (depreciation)               15,972,880      19,972,631     25,291,845
                                                           -----------    ------------   ------------
    Total investments, at market value                      77,267,654     212,017,002    168,690,556
  Foreign currency (Cost $120,209)                                  --              --             --
  Receivables:
   Investment securities sold                                1,301,459       1,178,781      7,725,172
   Fund shares sold                                             38,448          63,340         43,448
   Securities lending                                               --              --             --
   Interest and dividends                                       18,831         667,486         46,666
  Prepaid expenses and other assets                              9,388           7,938         12,414
                                                           -----------    ------------   ------------
Total Assets                                                78,635,780     213,934,547    176,518,256
                                                           -----------    ------------   ------------
LIABILITIES
  Payables:
   Investment securities purchased                           1,367,044       1,117,609      2,867,891
   Collateral on securities lending                                 --              --             --
   Fund shares redeemed                                             --          68,122         23,046
   Dividends                                                        --              --             --
  Accrued Liabilities:
   Investment advisor fees                                      49,837         138,006        149,103
   Custodian fees                                                1,876           3,651          3,064
   Compliance services fees                                      1,488           3,282          2,705
   Other expenses                                               44,351          59,432         61,277
                                                           -----------    ------------   ------------
Total Liabilities                                            1,464,596       1,390,102      3,107,086
                                                           -----------    ------------   ------------
NET ASSETS                                                 $77,171,184    $212,544,445   $173,411,170
                                                           ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                          $64,064,801    $181,282,520   $133,436,581
  Accumulated undistributed (distributions in excess of)
   net investment income                                      (211,241)        646,850       (864,901)
  Accumulated net realized gain (loss) on investments       (2,655,256)     10,642,444     15,547,645
  Unrealized appreciation (depreciation) on investments     15,972,880      19,972,631     25,291,845
                                                           -----------    ------------   ------------
NET ASSETS                                                 $77,171,184    $212,544,445   $173,411,170
                                                           ===========    ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING
 PRICE PER SHARE
   Institutional Shares:
   Net assets                                              $72,268,091    $205,690,317   $157,040,654
   Shares outstanding (unlimited shares authorized)          6,519,009      13,695,700     10,963,040
   Net asset value per share                               $     11.09    $      15.02   $      14.32
  A Shares:
   Net assets                                              $ 4,903,093    $  6,854,128   $  2,858,596
   Shares outstanding (unlimited shares authorized)            445,419         456,107        201,446
   Net asset value per share                               $     11.01    $      15.03   $      14.19
   Maximum offering price per share                        $     11.41    $      15.58   $      14.70
  D Shares:
   Net assets                                              $        --    $         --   $ 13,511,920
   Shares outstanding (unlimited shares authorized)                 --              --        507,097
   Net asset value per share                               $        --    $         --   $      26.65

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $126,720,880  $  24,610,453   $276,387,198   $22,724,620    $82,306,087    $152,361,501
    4,012,965      2,420,914     79,762,987     3,476,293        583,621       3,348,094
 ------------  -------------   ------------   -----------    -----------    ------------
  130,733,845     27,031,367    356,150,185    26,200,913     82,889,708     155,709,595
           --             --        123,482            --             --              --
    1,359,593             --             --            --      1,449,604       5,542,887
          257            512         46,481           359             --           4,348
           --             --         16,851            --             --              --
      105,215         18,524      1,368,318        13,462      1,211,588       1,133,201
       12,779         33,396          7,719        10,783          1,835           7,814
 ------------  -------------   ------------   -----------    -----------    ------------
  132,211,689     27,083,799    357,713,036    26,225,517     85,552,735     162,397,845
 ------------  -------------   ------------   -----------    -----------    ------------
    1,151,344        710,190             --            --             --              --
           --             --     10,655,957            --             --              --
       19,019         45,230      9,463,173        21,774          7,509         139,529
           --             --             --            --        254,554         600,859
      116,110         14,191        290,847        17,539          3,344          51,396
        1,805            943          9,916         1,031          1,280           4,254
        2,622          1,059          4,758           854          1,518           2,526
       47,836         39,885         79,194        28,509         61,007          63,346
 ------------  -------------   ------------   -----------    -----------    ------------
    1,338,736        811,498     20,503,845        69,707        329,212         861,910
 ------------  -------------   ------------   -----------    -----------    ------------
 $130,872,953  $  26,272,301   $337,209,191   $26,155,810    $85,223,523    $161,535,935
 ============  =============   ============   ===========    ===========    ============
 $112,972,586  $ 149,818,630   $218,915,028   $22,165,673    $84,741,255    $160,212,812
     (219,306)      (154,383)     2,702,512        35,414             56             (46)
   14,106,708   (125,812,860)    35,739,825       478,430       (101,409)     (2,024,925)
    4,012,965      2,420,914     79,851,826     3,476,293        583,621       3,348,094
 ------------  -------------   ------------   -----------    -----------    ------------
 $130,872,953  $  26,272,301   $337,209,191   $26,155,810    $85,223,523    $161,535,935
 ============  =============   ============   ===========    ===========    ============
 $129,898,132  $  26,272,301   $337,209,191   $26,155,810    $85,223,523    $142,129,449
    9,186,530      1,642,743     18,479,401     1,986,535      8,197,351      13,190,931
 $      14.14  $       15.99   $      18.25   $     13.17    $     10.40    $      10.77
 $    974,821  $          --   $         --   $        --    $        --    $ 19,406,486
       69,266             --             --            --             --       1,832,469
 $      14.07  $          --   $         --   $        --    $        --    $      10.59
 $      14.58  $          --   $         --   $        --    $        --    $      10.75
 $         --  $          --   $         --   $        --    $        --    $         --
           --             --             --            --             --              --
 $         --  $          --   $         --   $        --    $        --    $         --

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2007

                                                            BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                            GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                 FUND           FUND       GROWTH FUND
                                                            -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income                                            $   245,833    $  2,433,828   $    276,102
  Less: foreign taxes withheld                                        --          (6,508)            --
  Interest income                                                     --              --             --
  Securities lending income                                           --              --             --
                                                             -----------    ------------   ------------
Total Investment Income                                          245,833       2,427,320        276,102
                                                             -----------    ------------   ------------
EXPENSES
  Investment advisor fees                                        288,200         830,561        854,877
  Administrator fees                                              31,108          89,642         69,212
  Transfer agent fees:
    Institutional Shares                                           1,717           2,690          2,983
    A Shares                                                         625           2,083            974
    D Shares                                                          --              --          7,088
  Shareholder service fees:
    Institutional Shares                                          16,544          47,909         35,567
  Distribution fees:
    A Shares                                                      11,373          15,702          4,738
    D Shares                                                          --              --         17,263
  Custodian fees                                                   8,184          16,721         15,150
  Accountant fees                                                 11,969          12,179         24,127
  Registration fees                                               11,827          12,150         15,785
  Professional fees                                               27,093          27,129         28,696
  Trustees' fees and expenses                                      1,497           4,378          3,368
  Compliance services fees                                         6,918          14,063         12,221
  Miscellaneous expenses                                           7,742          15,835         13,824
                                                             -----------    ------------   ------------
Total Expenses                                                   424,797       1,091,042      1,105,873
  Fees waived and expenses reimbursed                             (2,101)             --         (3,896)
                                                             -----------    ------------   ------------
Net Expenses                                                     422,696       1,091,042      1,101,977
                                                             -----------    ------------   ------------
NET INVESTMENT INCOME (LOSS)                                    (176,863)      1,336,278       (825,875)
                                                             -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on:
    Investments                                                3,182,900       3,956,649     23,472,282
    Foreign currency transactions                                     --              --             --
                                                             -----------    ------------   ------------
  Net realized gain (loss)                                     3,182,900       3,956,649     23,472,282
                                                             -----------    ------------   ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                               (1,499,941)    (18,165,724)   (17,906,519)
    Foreign currency translations                                     --              --             --
                                                             -----------    ------------   ------------
  Net change in unrealized appreciation (depreciation)        (1,499,941)    (18,165,724)   (17,906,519)
                                                             -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                        1,682,959     (14,209,075)     5,565,763
                                                             -----------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                  $ 1,506,096    $(12,872,797)  $  4,739,888
                                                             ===========    ============   ============

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2007

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $    688,910    $   57,827    $ 6,059,463    $   492,254     $   49,213     $  324,873
           --          (183)      (301,613)            --             --             --
           --            --          8,669             --      1,675,498      3,708,937
           --            --         22,692             --             --             --
 ------------    ----------    -----------    -----------     ----------     ----------
      688,910        57,644      5,789,211        492,254      1,724,711      4,033,810
 ------------    ----------    -----------    -----------     ----------     ----------
      709,893       103,017      1,777,821        103,745        224,870        275,342
       57,460         8,343        141,954         11,197         36,402         63,687
        3,625        11,241          3,421          1,466          1,126          6,481
          575            --             --             --             --             --
           --            --             --             --             --             --
       28,897         2,198         83,556          6,736         20,785         30,109
        2,368            --             --             --             --         23,624
           --            --             --             --             --             --
       13,798         5,190         58,751          6,446          6,635         11,209
       14,616           128         14,642            159            338         12,073
       11,957         7,882          9,642          7,627          1,259          6,026
       27,355        28,527         35,582         30,116         27,751         25,641
        2,809           404          6,927            553          1,781          3,144
       12,988         3,868         19,904          4,066          7,533         11,446
       11,733        19,769         27,796          4,461         19,096         17,716
 ------------    ----------    -----------    -----------     ----------     ----------
      898,074       190,567      2,179,996        176,572        347,576        486,498
       (3,440)      (36,042)           (86)            --       (224,870)           (78)
 ------------    ----------    -----------    -----------     ----------     ----------
      894,634       154,525      2,179,910        176,572        122,706        486,420
 ------------    ----------    -----------    -----------     ----------     ----------
     (205,724)      (96,881)     3,609,301        315,682      1,602,005      3,547,390
 ------------    ----------    -----------    -----------     ----------     ----------
    4,605,994     1,136,574     16,236,934       (125,684)        (2,049)      (203,809)
           --            25         27,235             --             --             --
 ------------    ----------    -----------    -----------     ----------     ----------
    4,605,994     1,136,599     16,264,169       (125,684)        (2,049)      (203,809)
 ------------    ----------    -----------    -----------     ----------     ----------
  (18,964,329)     (204,406)    (5,958,272)    (4,538,982)       897,398      5,096,715
           --            --         73,840             --             --             --
 ------------    ----------    -----------    -----------     ----------     ----------
  (18,964,329)     (204,406)    (5,884,432)    (4,538,982)       897,398      5,096,715
 ------------    ----------    -----------    -----------     ----------     ----------
  (14,358,335)      932,193     10,379,737     (4,664,666)       895,349      4,892,906
 ------------    ----------    -----------    -----------     ----------     ----------
 $(14,564,059)   $  835,312    $13,989,038    $(4,348,984)    $2,497,354     $8,440,296
 ============    ==========    ===========    ===========     ==========     ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 BROWN ADVISORY             BROWN ADVISORY
                                                               GROWTH EQUITY FUND          VALUE EQUITY FUND
                                                            ------------------------  --------------------------
                                                            PERIOD ENDED  YEAR ENDED  PERIOD ENDED   YEAR ENDED
                                                            NOVEMBER 30,   MAY 31,    NOVEMBER 30,    MAY 31,
                                                                2007         2007         2007          2007
                                                            ------------ -----------  ------------  ------------
OPERATIONS
  Net investment income (loss)                              $  (176,863) $  (172,093) $  1,336,278  $  2,501,367
  Net realized gain (loss)                                    3,182,900    1,460,863     3,956,649     7,201,386
  Net change in unrealized appreciation (depreciation)       (1,499,941)  11,046,903   (18,165,724)   28,989,730
                                                            -----------  -----------  ------------  ------------
  Increase (Decrease) in Net Assets from Operations           1,506,096   12,335,673   (12,872,797)   38,692,483
                                                            -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                              --           --    (1,334,826)   (2,449,057)
   A Shares                                                          --           --       (20,109)      (21,033)
  Net realized gain:
   Institutional Shares                                              --           --            --    (6,070,687)
   A Shares                                                          --           --            --      (133,705)
                                                            -----------  -----------  ------------  ------------
Total Distributions to Shareholders                                  --           --    (1,354,935)   (8,674,482)
                                                            -----------  -----------  ------------  ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                       4,636,761   15,050,077    11,545,903    42,474,279
   A Shares                                                     883,504    1,651,560     1,618,916     2,855,149
   D Shares                                                          --           --            --            --
  Reinvestment of distributions:
   Institutional Shares                                              --           --       131,333     6,254,854
   A Shares                                                          --           --        19,244       150,719
  Redemption of shares:
   Institutional Shares                                      (5,148,057)  (8,406,629)   (8,998,768)  (19,591,513)
   A Shares                                                     (50,354)     (50,000)      (81,753)      (50,000)
   D Shares                                                          --           --            --            --
  Redemption fees                                                    --           --            --            --
                                                            -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions             321,854    8,245,008     4,234,875    32,093,488
                                                            -----------  -----------  ------------  ------------
Increase (Decrease) in Net Assets                             1,827,950   20,580,681    (9,992,857)   62,111,489
NET ASSETS
  Beginning of period                                        75,343,234   54,762,553   222,537,302   160,425,813
                                                            -----------  -----------  ------------  ------------
  End of period*                                            $77,171,184  $75,343,234  $212,544,445  $222,537,302
                                                            ===========  ===========  ============  ============
*Accumulated undistributed (distributions in excess of) net
 investment income                                          $  (211,241) $   (34,378) $    646,850  $    665,507
                                                            -----------  -----------  ------------  ------------
SHARE TRANSACTIONS
Sale of shares:
  Institutional Shares                                          423,361    1,523,240       735,211     2,870,719
  A Shares                                                       81,577      169,824       104,127       193,899
  D Shares                                                           --           --            --            --
Reinvestment of distributions:
  Institutional Shares                                               --           --         8,246       421,800
  A Shares                                                           --           --         1,206        10,194
Redemption of shares:
  Institutional Shares                                         (466,639)    (860,264)     (572,672)   (1,331,030)
  A Shares                                                       (4,515)      (4,690)       (5,160)       (3,169)
  D Shares                                                           --           --            --            --
                                                            -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions              33,784      828,110       270,958     2,162,413
                                                            ===========  ===========  ============  ============


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

      BROWN ADVISORY              BROWN ADVISORY             BROWN ADVISORY
   SMALL-CAP GROWTH FUND       SMALL-CAP VALUE FUND         OPPORTUNITY FUND
--------------------------  --------------------------  ------------------------
PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
NOVEMBER 30,    MAY 31,     NOVEMBER 30,    MAY 31,     NOVEMBER 30,   MAY 31,
    2007          2007          2007          2007          2007         2007
------------  ------------  ------------  ------------  ------------ -----------
$   (825,875) $ (1,010,007) $   (205,724) $  1,074,693  $   (96,881) $   (77,501)
  23,472,282    15,323,334     4,605,994     9,255,582    1,136,599    1,791,167
 (17,906,519)   15,141,858   (18,964,329)   10,974,549     (204,406)   1,743,425
------------  ------------  ------------  ------------  -----------  -----------
   4,739,888    29,455,185   (14,564,059)   21,304,824      835,312    3,457,091
------------  ------------  ------------  ------------  -----------  -----------
          --            --      (140,874)     (714,901)          --           --
          --            --            --          (547)          --           --
          --            --            --    (5,974,426)          --           --
          --            --            --       (16,010)          --           --
------------  ------------  ------------  ------------  -----------  -----------
          --            --      (140,874)   (6,705,884)          --           --
------------  ------------  ------------  ------------  -----------  -----------
  12,072,799    21,469,924     7,399,028    30,091,683    8,222,636    1,494,214
   1,700,847       656,224       204,592       601,591           --           --
          --        68,327            --            --           --           --
          --            --        28,609     6,097,750           --           --
          --            --            --        16,279           --           --
  (6,755,979)  (22,981,029)   (8,583,378)  (19,058,706)    (688,606)  (5,699,042)
        (600)         (146)           --            --           --           --
    (712,296)   (2,865,092)           --            --           --           --
          --            --            --            --          309           --
------------  ------------  ------------  ------------  -----------  -----------
   6,304,771    (3,651,792)     (951,149)   17,748,597    7,534,339   (4,204,828)
------------  ------------  ------------  ------------  -----------  -----------
  11,044,659    25,803,393   (15,656,082)   32,347,537    8,369,651     (747,737)
 162,366,511   136,563,118   146,529,035   114,181,498   17,902,650   18,650,387
------------  ------------  ------------  ------------  -----------  -----------
$173,411,170  $162,366,511  $130,872,953  $146,529,035  $26,272,301  $17,902,650
============  ============  ============  ============  ===========  ===========
$   (864,901) $    (39,026) $   (219,306) $    127,292  $  (154,383) $   (57,502)
------------  ------------  ------------  ------------  -----------  -----------
     849,280     1,776,169       492,943     2,071,010      522,371      116,000
     117,620        51,292        13,573        41,599           --           --
          --         3,025            --            --           --           --
          --            --         1,851       419,687           --           --
          --            --            --         1,124           --           --
    (473,339)   (1,929,991)     (576,581)   (1,313,504)     (43,997)    (437,981)
         (39)          (11)           --            --           --           --
     (26,726)     (126,247)           --            --           --           --
------------  ------------  ------------  ------------  -----------  -----------
     466,796      (225,763)      (68,214)    1,219,916      478,374     (321,981)
============  ============  ============  ============  ===========  ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  BROWN ADVISORY           BROWN ADVISORY REAL
                                                                INTERNATIONAL FUND             ESTATE FUND
                                                            --------------------------  ------------------------
                                                            PERIOD ENDED   YEAR ENDED   PERIOD ENDED  YEAR ENDED
                                                            NOVEMBER 30,    MAY 31,     NOVEMBER 30,   MAY 31,
                                                                2007          2007          2007         2007
                                                            ------------  ------------  ------------ -----------
OPERATIONS
  Net investment income (loss)                              $  3,609,301  $  3,984,457  $   315,682  $   356,873
  Net realized gain (loss)                                    16,264,169    20,806,008     (125,684)   1,708,363
  Net change in unrealized appreciation (depreciation)        (5,884,432)   31,695,527   (4,538,982)   3,504,833
                                                            ------------  ------------  -----------  -----------
  Increase (Decrease) in Net Assets from Operations           13,989,038    56,485,992   (4,348,984)   5,570,069
                                                            ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                       (3,046,087)   (3,118,824)    (247,375)    (650,687)
   A Shares                                                           --            --           --           --
  Net realized gain:
   Institutional Shares                                               --   (11,440,668)          --   (1,031,999)
   A Shares                                                           --            --           --           --
                                                            ------------  ------------  -----------  -----------
Total Distributions to Shareholders                           (3,046,087)  (14,559,492)    (247,375)  (1,682,686)
                                                            ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                        9,242,654    54,133,104    2,118,862    7,134,722
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
  Reinvestment of distributions:
   Institutional Shares                                          102,357    11,517,362       10,994    1,062,247
   A Shares                                                           --            --           --           --
  Redemption of shares:
   Institutional Shares                                      (36,256,065)  (42,109,347)  (1,502,945)  (3,328,878)
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
  Redemption fees                                                     --            --           --           --
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions          (26,911,054)   23,541,119      626,911    4,868,091
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) in Net Assets                            (15,968,103)   65,467,619   (3,969,448)   8,755,474
NET ASSETS
  Beginning of period                                        353,177,294   287,709,675   30,125,258   21,369,784
                                                            ------------  ------------  -----------  -----------
  End of period *                                           $337,209,191  $353,177,294  $26,155,810  $30,125,258
                                                            ============  ============  ===========  ===========
*Accumulated undistributed (distributions in excess of) net
 investment income                                          $  2,702,512  $  2,139,298  $    35,414  $   (32,893)
                                                            ------------  ------------  -----------  -----------
SHARE TRANSACTIONS
Sale of shares:
   Institutional Shares                                          524,340     3,367,088      151,090      467,104
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
Reinvestment of distributions:
   Institutional Shares                                            5,730       702,403          777       68,431
   A Shares                                                           --            --           --           --
Redemption of shares:
   Institutional Shares                                       (2,015,114)   (2,543,718)    (108,738)    (217,669)
   A Shares                                                           --            --           --           --
   D Shares                                                           --            --           --           --
                                                            ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions           (1,485,044)    1,525,773       43,129      317,866
                                                            ============  ============  ===========  ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                              BROWN ADVISORY
                  BROWN ADVISORY               INTERMEDIATE
                MARYLAND BOND FUND              INCOME FUND
            --------------------------  --------------------------
            PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED
            NOVEMBER 30,    MAY 31,     NOVEMBER 30,    MAY 31,
                2007          2007          2007          2007
            ------------  ------------  ------------  ------------
            $  1,602,005  $  2,601,837  $  3,547,390  $  6,353,707
                  (2,049)      (98,728)     (203,809)      117,027
                 897,398        95,038     5,096,715     1,430,084
            ------------  ------------  ------------  ------------
               2,497,354     2,598,147     8,440,296     7,900,818
            ------------  ------------  ------------  ------------
              (1,601,981)   (2,601,817)   (3,209,366)   (5,850,098)
                      --            --      (417,543)     (741,532)
                      --            --            --            --
                      --            --
            ------------  ------------  ------------  ------------
              (1,601,981)   (2,601,817)   (3,626,909)   (6,591,630)
            ------------  ------------  ------------  ------------
              16,755,501    52,340,830    27,604,510    69,604,612
                      --            --       947,882     5,411,030
                      --            --            --            --
                 125,270       185,240       411,235       645,454
                      --            --       306,934       522,543
             (24,961,794)  (42,231,705)  (18,598,182)  (54,536,184)
                      --            --      (840,516)   (3,155,408)
                      --            --            --            --
                      --            --            --            --
            ------------  ------------  ------------  ------------
              (8,081,023)   10,294,365     9,831,863    18,492,047
            ------------  ------------  ------------  ------------
              (7,185,650)   10,290,695    14,645,250    19,801,235
              92,409,173    82,118,478   146,890,685   127,089,450
            ------------  ------------  ------------  ------------
            $ 85,223,523  $ 92,409,173  $161,535,935  $146,890,685
            ============  ============  ============  ============

            $         56  $         32  $        (46) $     79,473
            ------------  ------------  ------------  ------------
               1,631,586     5,056,457     2,631,106     6,636,028
                      --            --        91,979       522,624
                      --            --            --            --
                  12,152        17,904        38,981        61,400
                      --            --        29,608        50,576
              (2,425,406)   (4,081,401)   (1,763,281)   (5,186,970)
                      --            --       (81,140)     (305,369)
                      --            --            --            --
            ------------  ------------  ------------  ------------
                (781,668)      992,960       947,253     1,778,289
            ============  ============  ============  ============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                    Selected Data For A Single Share
                            -------------------------------------------------------------------------------------------
                                                                                           Distributions
                                                                            ------------------------------------------
                            Net Asset    Net            Net                                                   Total
                              Value   Investment    Realized and Total from  From Net  From Net   From    Distributions
                            Beginning   Income       Unrealized  Investment Investment Realized Return of      to
                            of Period   (Loss)      Gain (Loss)  Operations   Income    Gains    Capital  Shareholders
--------------------------  --------- ----------    ------------ ---------- ---------- -------- --------- -------------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $10.87     (0.02)(b)       0.24        0.22         --        --      --            --
  A Shares                    10.83     (0.05)(b)       0.23        0.18         --        --      --            --
May 31, 2007
  Institutional Shares         8.97     (0.02)(b)       1.92        1.90         --        --      --            --
  A Shares                     8.98     (0.08)(b)       1.93        1.85         --        --      --            --
May 31, 2006
  Institutional Shares         8.50     (0.01)(b)       0.48        0.47         --        --      --            --
  A Shares (f)                 8.94        --(b)(g)     0.04        0.04         --        --      --            --
May 31, 2005
  Institutional Shares         8.33      0.03(b)        0.17        0.20      (0.03)       --      --         (0.03)
May 31, 2004
  Institutional Shares (h)     7.22        --(g)        1.12        1.12      (0.01)       --      --         (0.01)
May 31, 2003
  Institutional Shares (i)     7.58      0.03          (0.35)      (0.32)     (0.04)       --      --         (0.04)
  A Shares (h)                 6.96        --           0.25        0.25         --        --      --            --

------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $16.03      0.10(b)       (1.01)      (0.91)     (0.10)       --      --         (0.10)
  A Shares                    16.05      0.05(b)       (1.02)      (0.97)     (0.05)       --      --         (0.05)
May 31, 2007
  Institutional Shares        13.69      0.20(b)        2.85        3.05      (0.20)    (0.51)     --         (0.71)
  A Shares                    13.68      0.12(b)        2.85        2.97      (0.09)    (0.51)     --         (0.60)
May 31, 2006
  Institutional Shares        13.66      0.21(b)        0.88        1.09      (0.17)    (0.89)     --         (1.06)
  A Shares (f)                13.96      0.05(b)       (0.33)      (0.28)        --        --      --            --
May 31, 2005
  Institutional Shares        13.44      0.14(b)        1.00        1.14      (0.12)    (0.80)     --         (0.92)
May 31, 2004
  Institutional Shares (j)    12.86      0.04           0.56        0.60      (0.02)       --      --         (0.02)
December 31, 2003
  Institutional
   Shares (f) (k)             10.00      0.07           3.38        3.45      (0.07)    (0.52)     --         (0.59)

------------------------------------------------------------------------------------------------------------------------

                            ---------------------


                                       Net Asset
                                         Value
                            Redemption  End of
                             Fees (b)   Period
--------------------------  ---------- ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares          --      $11.09
  A Shares                      --       11.01
May 31, 2007
  Institutional Shares          --       10.87
  A Shares                      --       10.83
May 31, 2006
  Institutional Shares          --        8.97
  A Shares (f)                  --        8.98
May 31, 2005
  Institutional Shares          --        8.50
May 31, 2004
  Institutional Shares (h)      --(g)     8.33
May 31, 2003
  Institutional Shares (i)      --        7.22
  A Shares (h)                  --        7.21

------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares          --      $15.02
  A Shares                      --       15.03
May 31, 2007
  Institutional Shares          --       16.03
  A Shares                      --       16.05
May 31, 2006
  Institutional Shares          --       13.69
  A Shares (f)                  --       13.68
May 31, 2005
  Institutional Shares          --       13.66
May 31, 2004
  Institutional Shares (j)      --(g)    13.44
December 31, 2003
  Institutional
   Shares (f) (k)               --       12.86

------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
        2.02%           $ 72,268         (0.43)%        1.07%            1.07%             21%
        1.66%              4,903         (0.97)%        1.60%            1.69%             21%
       21.18%             71,355         (0.25)%        1.09%            1.09%             29%
       20.60%              3,988         (0.77)%        1.60%            2.07%             29%
        5.53%             52,938         (0.13)%        1.09%            1.11%             38%
        0.45%              1,825         (0.51)%        1.49%            7.00%             38%
        2.45%             44,288          0.41%         0.98%            1.09%             40%
       15.52%             44,709          0.03%         1.00%            1.21%             32%
       (4.16)%            34,067          0.50%         0.73%            1.29%             42%
        3.59%                 10          0.14%         1.25%         1477.65%             42%

-----------------------------------------------------------------------------------------------------
       (5.73)%          $205,690          1.22%         0.97%            0.97%             19%
       (6.05)%             6,854          0.63%         1.60%            1.60%             19%
       22.85%            216,826          1.38%         0.99%            0.99%             39%
       22.14%              5,711          0.81%         1.60%            1.86%             39%
        8.26%            158,306          1.51%         0.99%            0.99%             75%
       (2.01)%             2,120          4.11%         1.56%            4.84%             75%
        8.67%            133,454          1.04%         0.99%            1.03%             78%
        4.69%             95,117          0.82%         1.00%            1.09%             33%
       34.79%             66,555          1.04%         1.00%            1.49%             71%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                    Selected Data For A Single Share
                            --------------------------------------------------------------------------------------------
                                                                                           Distributions
                                                                            -------------------------------------------
                            Net Asset    Net            Net                                                    Total
                              Value   Investment    Realized and Total from  From Net  From Net    From    Distributions
                            Beginning   Income       Unrealized  Investment Investment Realized  Return of      to
                            of Period   (Loss)      Gain (Loss)  Operations   Income    Gains     Capital  Shareholders
--------------------------  --------- ----------    ------------ ---------- ---------- --------  --------- -------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $13.92     (0.07)(b)       0.47        0.40         --        --       --            --
  A Shares                    13.83     (0.11)(b)       0.47        0.36         --        --       --            --
  D Shares                    25.93     (0.17)(b)       0.89        0.72         --        --       --            --
May 31, 2007
  Institutional Shares        11.38     (0.08)(b)       2.62        2.54         --        --       --            --
  A Shares                    11.37     (0.14)(b)       2.60        2.46         --        --       --            --
  D Shares                    21.28     (0.24)(b)       4.89        4.65         --        --       --            --
May 31, 2006
  Institutional Shares        10.32     (0.11)(b)       1.17        1.06         --        --       --            --
  A Shares (f) (l)            12.11     (0.02)(b)      (0.72)      (0.74)        --        --       --            --
  D Shares (f)                19.38     (0.31)(b)       2.21        1.90         --        --       --            --
May 31, 2005
  Institutional Shares        10.11     (0.12)(b)       0.33        0.21         --        --       --            --
  A Shares                    19.09     (0.28)(b)       0.57        0.29         --        --       --            --
May 31, 2004
  Institutional Shares         7.99     (0.14)          2.26        2.12         --        --       --            --
  A Shares (m)                15.06     (0.30)          4.33        4.03         --        --       --            --
May 31, 2003
  Institutional Shares (n)     8.26     (0.09)         (0.18)      (0.27)        --        --       --            --
  A Shares (f)                11.18     (0.18)          4.06        3.88         --        --       --            --
  B Shares (m)                10.56     (0.17)          3.79        3.62         --        --       --            --

-------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2007
  Institutional Shares (o)   $15.72     (0.02)(b)      (1.54)      (1.56)     (0.02)       --       --         (0.02)
  A Shares                    15.67     (0.06)(b)      (1.54)      (1.60)        --        --       --            --
May 31, 2007
  Institutional Shares (o)    14.09      0.12(b)        2.30        2.42      (0.08)    (0.71)      --         (0.79)
  A Shares                    14.08      0.04(b)        2.28        2.32      (0.02)    (0.71)      --         (0.73)
May 31, 2006
  Institutional Shares (o)    13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)      --         (1.00)
  A Shares (f)                14.94        --(b)(g)    (0.86)      (0.86)        --        --       --            --
May 31, 2005
  Institutional Shares (o)    11.31      0.07(b)        2.07        2.14      (0.06)    (0.31)      --         (0.37)
May 31, 2004
  Institutional Shares (o)    10.00     (0.01)          1.32        1.31         --        --(g)    --            --

-------------------------------------------------------------------------------------------------------------------------

                            ---------------------


                                       Net Asset
                                         Value
                            Redemption  End of
                             Fees (b)   Period
--------------------------  ---------- ---------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2007
  Institutional Shares          --      $14.32
  A Shares                      --       14.19
  D Shares                      --       26.65
May 31, 2007
  Institutional Shares          --       13.92
  A Shares                      --       13.83
  D Shares                      --       25.93
May 31, 2006
  Institutional Shares          --       11.38
  A Shares (f) (l)              --       11.37
  D Shares (f)                  --       21.28
May 31, 2005
  Institutional Shares          --(g)    10.32
  A Shares                      --(g)    19.38
May 31, 2004
  Institutional Shares          --(g)    10.11
  A Shares (m)                  --       19.09
May 31, 2003
  Institutional Shares (n)      --(g)     7.99
  A Shares (f)                  --       15.06
  B Shares (m)                  --       14.18

------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
November 30, 2007
  Institutional Shares (o)      --      $14.14
  A Shares                      --       14.07
May 31, 2007
  Institutional Shares (o)      --       15.72
  A Shares                      --       15.67
May 31, 2006
  Institutional Shares (o)      --(g)    14.09
  A Shares (f)                  --(g)    14.08
May 31, 2005
  Institutional Shares (o)      --       13.08
May 31, 2004
  Institutional Shares (o)      --(g)    11.31

------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets (a)
                                    ---------------------------------------------
                     Net Assets at
                          End
                       of Period    Net Investment                                     Portfolio
Total Return(c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
------------------- --------------- -------------- ------------ ------------------ -----------------
        2.87%          $157,041         (0.93)%        1.26%           1.26%              41%
        2.60%             2,859         (1.53)%        1.85%           2.26%              41%
        2.70%            13,512         (1.27)%        1.59%           1.59%              41%
       22.32%           147,362         (0.68)%        1.27%           1.27%              65%
       21.64%             1,160         (1.12)%        1.85%           5.11%              65%
       21.85%            13,845         (1.06)%        1.63%           1.63%              65%
       10.27%           122,211         (1.01)%        1.25%           1.26%              80%
       (6.11)%              370         (1.55)%        1.80%          11.69%              80%
        9.80%            13,982         (1.44)%        1.68%           1.69%              80%
        2.08%           106,643         (1.19)%        1.23%           1.25%              22%
        1.52%            15,281         (1.49)%        1.53%           1.80%              22%
       26.53%           112,594         (1.21)%        1.23%           1.24%              25%
       26.76%            18,846         (1.49)%        1.50%           1.81%              25%
       (3.27)%          103,357         (1.20)%        1.25%           1.28%              33%
       34.70%            16,625         (1.46)%        1.50%           1.95%              33%
       34.28%             1,409         (1.96)%        2.00%           4.95%              33%

----------------------------------------------------------------------------------------------------
       (9.96)%         $129,898         (0.29)%        1.26%           1.26%              32%
      (10.21)%              975         (0.86)%        1.85%           2.58%              32%
       17.71%           145,656          0.86%         1.27%           1.27%              58%
       16.96%               873          0.30%         1.85%           5.22%              58%
       15.79%           113,999          0.50%         1.26%           1.28%              48%
       (5.76)%              182         (0.29)%        1.80%          41.84%              48%
       19.09%            85,004          0.58%         1.23%           1.35%              57%
       13.13%            39,779         (0.33)%        1.25%           2.04%              33%

----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                   Selected Data For A Single Share
                            ----------------------------------------------------------------------------------------------------
                                                                                         Distributions
                                                                          ------------------------------------------
                            Net Asset    Net          Net                                                   Total
                              Value   Investment  Realized and Total from  From Net  From Net   From    Distributions
                            Beginning   Income     Unrealized  Investment Investment Realized Return of      to       Redemption
                            of Period   (Loss)    Gain (Loss)  Operations   Income    Gains    Capital  Shareholders   Fees (b)
--------------------------  --------- ----------  ------------ ---------- ---------- -------- --------- ------------- ----------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $15.38     (0.07)(b)     0.68        0.61         --        --        --          --         --(g)
May 31, 2007
  Institutional Shares        12.55     (0.06)(b)     2.89        2.83         --        --        --          --         --
May 31, 2006
  Institutional Shares        12.39     (0.16)(b)     0.32        0.16         --        --        --          --         --
May 31, 2005 (q) (u)          12.49     (0.16)(b)     0.06(r)    (0.10)        --        --        --          --         --(g)
May 31, 2004 (q) (u)           9.85     (0.22)        2.86        2.64         --        --        --          --         --(g)
May 31, 2003 (q) (u)          10.20     (0.11)       (0.24)      (0.35)        --        --        --          --         --(g)

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $17.69      0.18(b)      0.53        0.71      (0.15)       --        --       (0.15)        --
May 31, 2007
  Institutional Shares        15.60      0.20(b)      2.63        2.83      (0.16)    (0.58)       --       (0.74)        --
May 31, 2006
  Institutional Shares        12.92      0.15(b)      3.35        3.50      (0.13)    (0.69)       --       (0.82)        --
May 31, 2005
  Institutional Shares        13.69      0.21(b)      1.34        1.55      (0.19)    (2.13)       --       (2.32)        --
May 31, 2004
  Institutional Shares (j)    13.48      0.09         0.13        0.22      (0.01)       --        --       (0.01)        --(g)
December 31, 2003
  Institutional
   Shares (f) (s)             10.00      0.15         3.96        4.11      (0.17)    (0.46)       --       (0.63)        --(g)

---------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $15.50      0.16(b)     (2.37)      (2.21)     (0.12)       --        --       (0.12)        --
May 31, 2007
  Institutional Shares        13.15      0.20(b)      3.11        3.31      (0.36)    (0.60)       --       (0.96)        --
May 31, 2006
  Institutional Shares        11.97      0.19(b)      1.66        1.85      (0.46)    (0.21)       --       (0.67)        --
May 31, 2005
  Institutional Shares        10.10      0.34(b)      2.03        2.37      (0.43)       --     (0.07)      (0.50)        --
May 31, 2004
  Institutional Shares (f)    10.00      0.21         0.03        0.24      (0.14)       --        --       (0.14)        --(g)

---------------------------------------------------------------------------------------------------------------------------------

                            ----------


                            Net Asset
                              Value
                             End of
                             Period
--------------------------  ---------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $15.99
May 31, 2007
  Institutional Shares        15.38
May 31, 2006
  Institutional Shares        12.55
May 31, 2005 (q) (u)          12.39
May 31, 2004 (q) (u)          12.49
May 31, 2003 (q) (u)           9.85

-------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $18.25
May 31, 2007
  Institutional Shares        17.69
May 31, 2006
  Institutional Shares        15.60
May 31, 2005
  Institutional Shares        12.92
May 31, 2004
  Institutional Shares (j)    13.69
December 31, 2003
  Institutional
   Shares (f) (s)             13.48

-------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $13.17
May 31, 2007
  Institutional Shares        15.50
May 31, 2006
  Institutional Shares        13.15
May 31, 2005
  Institutional Shares        11.97
May 31, 2004
  Institutional Shares (f)    10.10

-------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
         3.97%          $ 26,272         (0.94)%        1.50%           1.85%               76%
        22.55%            17,903         (0.45)%        1.50%           1.97%              118%
         1.29%(p)         18,650         (1.15)%        1.50%           1.75%               96%
        (0.80)%           20,442         (1.31)%        1.50%           1.50%               16%
        26.80%            29,747         (1.48)%        1.50%           1.50%               61%
        (3.43)%           31,648         (1.43)%        1.50%           1.50%               51%

-----------------------------------------------------------------------------------------------------
         4.11%          $337,209          2.07%         1.24%           1.24%               17%
        18.62%           353,177          1.24%         1.24%           1.24%               33%
        27.89%           287,710          1.06%         1.31%           1.31%               35%
        11.44%           195,690          1.56%         1.33%           1.36%               78%
         1.63%           125,796          1.51%         1.25%           1.30%               39%
        41.77%           119,655          1.35%         1.25%           1.37%               66%

-----------------------------------------------------------------------------------------------------
       (14.28)%         $ 26,156          2.28%         1.28%           1.28%               25%
        25.41%            30,125          1.32%         1.27%           1.27%               32%
        15.76%            21,370          1.51%         1.24%           1.34%               45%
        23.88%            20,253          3.05%         0.98%           1.47%               10%
         2.34%            13,861          5.23%         1.00%           4.52%               15%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                  Selected Data For A Single Share
                            ---------------------------------------------------------------------------------------------------
                                                                                        Distributions
                                                                         ------------------------------------------
                            Net Asset    Net         Net                                                   Total
                              Value   Investment Realized and Total from  From Net  From Net   From    Distributions
                            Beginning   Income    Unrealized  Investment Investment Realized Return of      to       Redemption
                            of Period   (Loss)   Gain (Loss)  Operations   Income    Gains    Capital  Shareholders   Fees (b)
--------------------------  --------- ---------- ------------ ---------- ---------- -------- --------- ------------- ----------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $10.29      0.18(b)     0.11        0.29      (0.18)      --       --         (0.18)        --
May 31, 2007
  Institutional Shares        10.28      0.32(b)     0.01        0.33      (0.32)      --       --         (0.32)        --
May 31, 2006
  Institutional Shares        10.51      0.29(b)    (0.23)       0.06      (0.29)      --       --         (0.29)        --
May 31, 2005
  Institutional Shares        10.44      0.30(b)     0.07        0.37      (0.30)      --(g)    --         (0.30)        --
May 31, 2004
  Institutional Shares (t)    10.85      0.29       (0.41)      (0.12)     (0.29)      --       --         (0.29)        --
May 31, 2003
  Institutional Shares (i)    10.29      0.34        0.56        0.90      (0.34)      --       --         (0.34)        --
  A Shares (t)                10.64      0.03        0.21        0.24      (0.03)      --       --         (0.03)        --

--------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $10.46      0.24(b)     0.31        0.55      (0.24)      --       --         (0.24)        --
  A Shares                    10.28      0.22(b)     0.32        0.54      (0.23)      --       --         (0.23)        --
May 31, 2007
  Institutional Shares        10.36      0.47(b)     0.11        0.58      (0.48)      --       --         (0.48)        --
  A Shares                    10.19      0.43(b)     0.11        0.54      (0.45)      --       --         (0.45)        --
May 31, 2006
  Institutional Shares        10.76      0.43(b)    (0.39)       0.04      (0.44)      --       --         (0.44)        --(g)
  A Shares                    10.59      0.39(b)    (0.38)       0.01      (0.41)      --       --         (0.41)        --
May 31, 2005
  Institutional Shares        10.71      0.41(b)     0.06        0.47      (0.42)      --       --         (0.42)        --
  A Shares                    10.55      0.37(b)     0.06        0.43      (0.39)      --       --         (0.39)        --
May 31, 2004 (j)
  Institutional Shares        10.92      0.18       (0.19)      (0.01)     (0.20)      --       --         (0.20)        --(g)
  A Shares                    10.76      0.16       (0.18)      (0.02)     (0.19)      --       --         (0.19)        --
December 31, 2003
  Institutional Shares        10.92      0.41        0.01        0.42      (0.42)      --       --         (0.42)        --
  A Shares                    10.76      0.40       (0.02)       0.38      (0.38)      --       --         (0.38)        --
December 31, 2002
  Institutional Shares        10.65      0.52(b)     0.25(b)     0.77      (0.50)      --       --         (0.50)        --
  A Shares                    10.49      0.49(b)     0.25(b)     0.74      (0.47)      --       --         (0.47)        --
December 31, 2001
  Institutional Shares        10.42      0.60        0.25        0.85      (0.62)      --       --         (0.62)        --
  A Shares                    10.28      0.56        0.25        0.81      (0.60)      --       --         (0.60)        --

--------------------------------------------------------------------------------------------------------------------------------

                            ----------


                            Net Asset
                              Value
                             End of
                             Period
--------------------------  ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $10.40
May 31, 2007
  Institutional Shares        10.29
May 31, 2006
  Institutional Shares        10.28
May 31, 2005
  Institutional Shares        10.51
May 31, 2004
  Institutional Shares (t)    10.44
May 31, 2003
  Institutional Shares (i)    10.85
  A Shares (t)                10.85

-------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
November 30, 2007
  Institutional Shares       $10.77
  A Shares                    10.59
May 31, 2007
  Institutional Shares        10.46
  A Shares                    10.28
May 31, 2006
  Institutional Shares        10.36
  A Shares                    10.19
May 31, 2005
  Institutional Shares        10.76
  A Shares                    10.59
May 31, 2004 (j)
  Institutional Shares        10.71
  A Shares                    10.55
December 31, 2003
  Institutional Shares        10.92
  A Shares                    10.76
December 31, 2002
  Institutional Shares        10.92
  A Shares                    10.76
December 31, 2001
  Institutional Shares        10.65
  A Shares                    10.49

-------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
        2.89%           $ 85,224          3.56%         0.27%           0.77%               1%
        3.21%             92,409          3.06%         0.71%           0.80%               6%
        0.65%             82,118          2.83%         0.80%           0.80%               8%
        3.58%             73,981          2.80%         0.75%           0.81%               5%
       (1.10)%            69,829          2.73%         0.75%           0.84%               6%
        8.93%             66,672          3.23%         0.48%           0.84%               5%
        2.23%                102          2.22%         1.00%          24.97%               5%

-----------------------------------------------------------------------------------------------------
        5.37%           $142,129          4.54%         0.58%           0.58%              17%
        5.32%             19,406          4.26%         0.87%           0.87%              17%
        5.72%            128,463          4.46%         0.60%           0.60%              25%
        5.39%             18,428          4.16%         0.90%           0.90%              25%
        0.42%            111,564          4.09%         0.60%           0.61%              33%
        0.06%             15,525          3.71%         0.97%           0.97%              33%
        4.31%             96,484          3.77%         0.60%           0.64%              39%
        4.09%             16,823          3.48%         0.88%           1.07%              39%
       (0.01)%            69,251          3.90%         0.60%           0.64%              14%
       (0.20)%            18,971          3.64%         0.85%           1.08%              14%
        3.91%             66,533          3.77%         0.48%           0.61%              69%
        3.59%             20,309          3.52%         0.73%           1.03%              69%
        7.43%             78,309          4.84%         0.45%           0.61%              40%
        7.24%             30,565          4.59%         0.70%           0.91%              40%
        8.36%             50,160          5.60%         0.45%           0.65%              47%
        8.03%             38,290          5.36%         0.70%           0.90%              47%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)See Note 1 for dates of commencement of operations.
(g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003, through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003, were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003, (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002, were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006, were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003, (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003, through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Financial information is that of Predecessor Fund.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007

NOTE 1. ORGANIZATION

The Brown Advisory Growth Equity Fund ("Growth Equity Fund"), Brown Advisory Value Equity Fund ("Value Equity Fund"), Brown Advisory Small-Cap Growth Fund ("Small-Cap Growth Fund"), Brown Advisory Small-Cap Value Fund ("Small-Cap Value Fund"), Brown Advisory International Fund ("International Fund") and Brown Advisory Intermediate Income Fund ("Intermediate Income Fund") (individually a "Fund," and collectively, the "Funds") are each a diversified series of Forum Funds (the "Trust"). Brown Advisory Opportunity Fund ("Opportunity Fund"), Brown Advisory Real Estate Fund ("Real Estate Fund") and Brown Advisory Maryland Bond Fund ("Maryland Bond Fund") (individually a "Fund," and collectively, the "Funds") are each a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund's shares of beneficial interest without par value.

On December 30, 2005, Opportunity Fund acquired all of the net assets of The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund maintained substantially similar investment objective and policies as that of the Opportunity Fund. The Opportunity Fund is a continuation of the Predecessor Fund and, therefore, the Opportunity Fund's financial information for the periods prior to December 30, 2005 is that of the Predecessor Fund.

The Funds commenced operations as follows:

                                      COMMENCEMENT OF OPERATIONS
                               ------------------------------------
                               INSTITUTIONAL      A             D
                                  SHARES        SHARES        SHARES
                               ------------- --------      --------
        Growth Equity Fund       06/28/99     4/25/06            --
        Value Equity Fund        01/28/03     4/25/06            --
        Small-Cap Growth Fund    06/28/99     4/25/06/(1)/ 09/20/02/(1)/
        Small-Cap Value Fund     10/31/03     4/25/06            --
        Opportunity Fund         06/29/98          --/(2)/       --
        International Fund       01/28/03          --            --
        Real Estate Fund         12/10/03          --            --
        Maryland Bond Fund       12/21/00          --            --
        Intermediate Bond Fund   11/02/95    05/13/91            --

---------------------
/(1)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
     Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(2)/Not currently available for purchase.

A Shares generally provide for a front-end sales charge.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007

appreciation. The investment objective of Small-Cap Value Fund and Opportunity Fund is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective. Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principals"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007

and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Funds estimate components of distributions from real estate investment trusts ("REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

OPTIONS - When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - Each Fund, except the International Fund, may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007


SECURITIES LENDING - The International Fund lends portfolio securities from time to time in order to earn additional income. The International Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains such collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at year-end are disclosed on the International Fund's Statement of Assets and Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund, International Fund and Real Estate Fund. For Maryland Bond Fund and Intermediate Income Fund distributions are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007

benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Funds have not taken any tax positions in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Funds' financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory, Incorporated (the "Advisor" or "Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                             ANNUAL ADVISORY
                                                   FEE
                    -                        ---------------
                    Growth Equity Fund            0.75%
                    Value Equity Fund             0.75%
                    Small-Cap Growth Fund         1.00%
                    Small-Cap Value Fund          1.00%
                    Opportunity Fund              1.00%/(1)/
                    International Fund            1.05%/(2)/
                    Real Estate Fund              0.75%
                    Maryland Bond Fund            0.50%
                    Intermediate Income Fund      0.35%

---------------------
/(1)/Prior to October 1, 2005 Nevis Capital Management LLC ("Nevis") was the investment advisor to the predecessor of the Opportunity Fund and received an annual fee equal to 1.50% of the Funds average daily net assets. Effective October 1, 2005, Brown was appointed the investment advisor. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses of the Opportunity Fund to the extent that the total annual operating expenses exceed 1.50% of average daily net assets through September 30, 2007.
/(2)/This fee includes an advisory fee of 1.00% of the average daily net assets of the Fund plus up to 0.05% of the average daily net assets of the Fund for reimbursement of consulting services costs.

Subject to the general oversight of the Board and the Advisor during the period of the report, the following sub-advisors (each a "Sub-Advisor") made the investment decisions for the following Funds:

          FUND                               SUB-ADVISOR
          ----                 ---------------------------------------
          Small-Cap Value Fund Cardinal Capital Management, L.L.C.
          International Fund   Philadelphia International Advisors, LP
                               Walter Scott & Partners Limited

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007


The sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Advisor.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Funds' distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup Fund Services, LLC ("Citigroup") or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund's A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act ("Distribution Plan"), each Fund pays the Distributor and any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund (0.25% for A Shares of Opportunity Fund and Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the period ended November 30, 2007, the Distributor received $89 from the front-end sales charges assessed on the sale of A Shares of Growth Equity Fund. For the same period, the Distributor did not receive any commissions from the front-end sales charges assessed on the sale of A Shares of Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Intermediate Income Fund. For the same period, the Distributor did not retained any commissions from the contingent deferred sales charges assessed on the redemptions of A Shares for Small-Cap Growth Fund.

OTHER SERVICES - Citigroup provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

BIAT, the parent company of the Advisor, is the custodian (the "Custodian") for each Fund except the International Fund and Intermediate Income Fund and safeguards and controls each Fund's cash and securities, and determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of each Fund's domestic and foreign assets.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citibank, N.A. provides custody services to the International Fund and Intermediate Income Fund.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007


NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the period, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse certain expenses through September 30, 2008 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85%, Opportunity Fund Institutional Shares to 1.50% and Real Estate Fund Institutional Shares to 1.35% for each of the class' average daily net assets. Other service providers for the Funds have voluntarily agreed to waive a portion of their fees. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2007, fees waived and expenses reimbursed were as follows:

                                      INVESTMENT
                                       ADVISOR          TOTAL FEES
                                      WAIVED AND OTHER  WAIVED AND
                                      REIMBURSED WAIVED REIMBURSED
                                      ---------- ------ ----------
             Growth Equity Fund        $  2,101   $--    $  2,101
             Small-Cap Growth Fund        3,896    --       3,896
             Small-Cap Value Fund         3,440    --       3,440
             Opportunity Fund            36,042    --      36,042
             International Fund              --    86          86
             Maryland Bond Fund         224,870    --     224,870
             Intermediate Income Fund        --    78          78

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended November 30, 2007, were as follows:

                                NON US GOVERNMENT         US GOVERNMENT
                                   OBLIGATIONS             OBLIGATIONS
    -                        ----------------------- -----------------------
                              PURCHASES     SALES     PURCHASES     SALES
                             ----------- ----------- ----------- -----------
    Growth Equity Fund       $18,232,944 $15,598,412 $        -- $        --
    Value Equity Fund         47,094,818  40,989,232          --          --
    Small-Cap Growth Fund     66,725,663  70,810,919          --          --
    Small-Cap Value Fund      42,534,514  44,591,987          --          --
    Opportunity Fund          21,235,817  14,781,221          --          --
    International Fund        59,211,186  71,950,929          --          --
    Real Estate Fund           7,342,003   6,787,154          --          --
    Maryland Bond Fund           839,492   7,328,041          --          --
    Intermediate Income Fund   1,949,357   6,267,697  30,247,004  17,779,383

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

                 UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED                  UNREALIZED
                  TAX EXEMPT     ORDINARY      LONG-TERM    CAPITAL AND    APPRECIATION
                    INCOME        INCOME         GAIN       OTHER LOSSES  (DEPRECIATION)     TOTAL
                 ------------- ------------- ------------- -------------  -------------- -------------
Growth Equity
  Fund             $     --     $       --    $        --  $  (5,553,467)  $17,188,132   $  11,634,665
Value Equity
  Fund                   --      2,176,361      5,534,301             --    37,818,043      45,528,705
Small-Cap
  Growth Fund            --             --             --     (7,825,328)   43,099,055      35,273,727
Small-Cap Value
  Fund                   --      3,193,328      6,287,298             --    23,162,427      32,643,053
Opportunity Fund         --             --             --   (126,924,717)    2,600,578    (124,324,139)
International
  Fund                   --      5,293,238     16,369,782         (4,770)   85,735,606     107,393,856
Real Estate Fund         --             --        619,894             --     7,999,495       8,619,389
Maryland Bond
  Fund              315,107             --             --        (99,360)     (313,777)        (98,030)
Intermediate
  Income Fund            --        778,054             --     (1,821,116)   (1,748,621)     (2,791,683)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales. For the Intermediate Income Fund the differences are primarily the result of pay-down transactions on securities acquired at a premium.

As of May 31, 2007, the capital loss carryovers available to offset future capital gains are as follows:

                 EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING   EXPIRING
                   2008      2009        2010        2011        2012       2013      2014       2015
                 -------- ----------- ----------- ----------- ----------- -------- ----------- --------
Growth Equity
  Fund           $     -- $        -- $        -- $ 2,869,043 $ 2,684,424 $     -- $        -- $     --
Small-Cap
  Growth Fund          --          --          --          --   7,825,328       --          --       --
Opportunity Fund       --  14,711,506  20,954,523  35,701,503  22,992,793  458,257  32,106,135       --
Maryland Bond
  Fund                 --          --          --          --          --       --               74,696
Intermediate
  Income Fund     764,387          --          --          --          --       --     489,245  566,454

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2007


NOTE 7. CONCENTRATION OF RISK

International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Opportunity Fund, Real Estate Fund and Maryland Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Opportunity Fund, Real Estate Fund and Maryland Bond Fund in securities of a limited amount of issuers exposes them to greater market risk and potential monetary losses than if their assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers' ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund's investment and NAV.

NOTE 8. OTHER INFORMATION

As of November 30, 2007, shareholders owning more than 10% of the outstanding shares of each Fund are comprised of omnibus accounts. Omnibus accounts are held on behalf of several individual shareholders.

                                                     NUMBER OF
                                                      OMNIBUS    % OF CLASS
     FUND NAME                                      SHAREHOLDERS   OWNED
     ---------                                      ------------ ----------
     Growth Equity Fund--Institutional Shares            1           89
     Growth Equity Fund--A Shares                        1          100
     Value Equity Fund--Institutional Shares             1           88
     Value Equity Fund--A Shares                         1          100
     Small-Cap Growth Fund--Institutional Shares         1           91
     Small-Cap Growth Fund--A Shares                     1           99
     Small-Cap Growth Fund--D Shares                     2           53
     Small-Cap Value Fund--Institutional Shares          1           81
     Small-Cap Value Fund--A Shares                      1          100
     Opportunity Fund--Institutional Shares              2           68
     International Fund--Institutional Shares            1           96
     Real Estate Fund--Institutional Shares              1           94
     Maryland Bond Fund--Institutional Shares            1           91
     Intermediate Income Fund--Institutional Shares      1           86
     Intermediate Income Fund--A Shares                  2           74

ADDITIONAL INFORMATION
NOVEMBER 30, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 21, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement") and, as applicable, the sub-advisory agreements pertaining to certain Funds (the "Sub-Advisory Agreements"). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by the Advisor, Sub-Advisors and Citigroup, including information regarding the Advisor, their personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisor and Sub-Advisors, including information on the investment performance of the Advisor and any Sub-Advisors; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds' investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor and any Sub-Advisors from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received presentations from the Advisor and discussed the Advisor's and each Sub-Advisor's personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Advisor and Sub-Advisors under the Advisory and Sub-Advisory Agreements. The Board considered the quality of the investment research capabilities of the Advisor and other resources dedicated to performing services for the Funds. The quality of supervisory and other services also were considered as well as any lapses in performance or compliance matters.

With respect to the International Fund's Sub-Advisor, the Board noted that the Advisor recommended approval of a continuation of the Sub-Advisors for the Fund. The Board considered the professional experience and qualifications of each Fund's portfolio manager.

The Board then asked specific questions regarding the performance of the International Fund and the Real Estate Fund and concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory and Sub-Advisory Agreements. The Board reviewed the Advisor's financial statements and concluded that it appears to be financially able to provide investment advisory services to the Funds.

PERFORMANCE

The Advisor explained to the Board its approach to managing the Funds, as well as information regarding each Fund's performance. The Board considered each Fund's performance for the period ended June 30, 2007 and since each Fund's inception. The Board noted that the Fund's performance was not a determinative factor in approving the Advisory Agreement with respect to the Fund.

GROWTH EQUITY FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- and 5-year periods. The Board considered that the Fund continues to pursue companies with strong, sustainable earnings growth, and that the Advisor represented that this approach is aligned with the Advisor's investment philosophy.

ADDITIONAL INFORMATION
NOVEMBER 30, 2007


VALUE EQUITY FUND. The Board considered that the Fund outperformed its benchmark for the 3-month and 1-year periods. The Board also considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group during the 3-month and 1-year periods despite it having been in the bottom quartile for the 6- and 9-month periods.

SMALL-CAP GROWTH FUND. The Board considered that the Fund outperformed its benchmark for the 3- and 6-month and 1-year periods. The Board also considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-year period. The Board considered that the Fund has made marked changes to the Fund's portfolio, acquiring a number of dynamic growth companies to take advantage of long-term buying opportunities presented by recent market volatility.

SMALL-CAP VALUE FUND. The Board considered that the Fund outperformed its benchmark for the 3-, 6- and 9-month and 3-year periods while underperforming its benchmark for the 1-year period. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-month period and the top quartile for the 3-year period. The Board noted the Advisor's representation that no significant changes to the investment strategies adopted by the Sub-Advisors are anticipated in the near future.

OPPORTUNITY FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 3-, 6-month and 1-year periods. The Board noted that the Fund underperformed for the 3-year period. The Board observed that for the fiscal year ended May 31, 2007, the Fund gained 22.5% nearly matching the performance of the Russell 3000, the Fund's primary benchmark, which returned 22.58%. The Board noted that the major detractors from performance were health care industry stocks.

INTERNATIONAL FUND. The Board considered that the Fund underperformed the benchmark for the 3-, 6- and 9-month and 1- and 3-year periods. The Board noted the Advisor's explanation that the International Fund lagged the market primarily due to its exposure to Japanese holdings, which lagged the index. The Board also noted that the Fund was in the bottom quartile of its Lipper Inc. peer group, but that since inception the performance of the Fund nearly matched the EAFE Index.

REAL ESTATE FUND. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 3-, 6-, 9-month and 1-year periods. The Board noted that for the fiscal year ended May 31, 2007, the Fund's 1-year return outperformed its primary benchmark, the S&P 500 Index, by 2.62%, returning 25.41%. The Board noted the Advisor's explanation that the Fund was impacted by its decision to avoid owning shares of landlords with weak fundamentals, which were positively affected by privatization activity.

MARYLAND BOND FUND. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 3- and 6-month periods, but underperformed its benchmark for the 3- month, 1-, 3- and 5-year periods. The Board noted the Advisor's observation that Fund performance is indicative of a defensive duration position maintained during the 24-month period of rising interest rates. In addition, the Board considered the Advisor's explanation that dominance of Maryland securities in the Fund tends to keep returns below the benchmark that is comprised of all states, since Maryland bonds are rated highly and consistently carry lower yields. The Board noted that during the year the Fund experienced strong cash inflows of approximately $16 million. The Fund's duration moved to 3.8 years.

INTERMEDIATE INCOME FUND. The Board considered that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board also noted that for the fiscal year ended May 31, 2007, the Fund's Institutional Shares

ADDITIONAL INFORMATION
NOVEMBER 30, 2007

total return was 5.72% versus 6.37% of the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index. The Board noted the Advisor's representation that the Fund continues to pursue a high level of current income consistent with preservation of principal within an intermediate-term maturity structure, and is well positioned to take advantage of rising short- and intermediate-term interest rates.

COMPENSATION

The Board considered the Advisor's compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds.

GROWTH EQUITY FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were slightly higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

VALUE EQUITY FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were slightly higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and net total expenses were lower than the mean and median total expenses of its Lipper Inc. peer group.

SMALL-CAP GROWTH FUND. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that while the contractual and net total expenses of the Fund for Institutional Shares were lower than the mean and median total expenses of its Lipper Inc. peer group, the contractual and net total expenses of the Fund for A Shares and D Shares were generally higher than the mean and median total expenses of its Lipper Inc. peer group.

SMALL-CAP VALUE FUND. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. However, the Board noted that the contractual and total expenses of the Fund were generally lower than the mean and median total expenses of its Lipper Inc. peer group.

OPPORTUNITY FUND. The Board noted that, while the contractual investment advisory fee rate of the Fund was slightly higher than the mean and median advisory fee rates of its Lipper Inc. peer group, the net investment advisory fee rate of the Fund was lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

INTERNATIONAL FUND. The Board noted that the contractual and net investment advisory fee rates of the Fund were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the total expenses were slightly higher than the mean and lower than the median total expenses of its Lipper Inc. peer group.

REAL ESTATE FUND. The Board noted that the contractual advisory fee was lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the net investment advisory fee rate was higher than the mean but in line with the median fees of the Lipper Inc. peer group and that the total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

ADDITIONAL INFORMATION
NOVEMBER 30, 2007


MARYLAND BOND FUND. The Board noted that the contractual advisory fee, absent waiver, was higher than the mean and median advisory fee rates of the Lipper Inc. peer group, while the total expenses of the Fund were slightly lower than the mean and median total expenses of its Lipper Inc. peer group.

INTERMEDIATE INCOME FUND. The Board noted that the investment advisory fee rate of the Fund was lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the total expenses for the Institutional Shares of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group, and the total expenses for the A Shares of the Fund were slightly lower than the mean and median total expenses of its Lipper Inc. peer group.

The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Advisor and Sub-Advisors as compared to those that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Advisor's advisory fee rates charged to the Funds were reasonable.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Advisor regarding its costs of services and profitability with respect to each Fund. The Board considered the Advisor's profitability analysis, which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Advisor's profits attributable to management of each Fund was reasonable in light of the services provided by the Advisor to the Fund.

ECONOMIES OF SCALE

The Board then considered whether each Fund would benefit from any economies of scale, noting that the investment advisory fee rates for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

OTHER BENEFITS

The Board considered that the Advisor and Sub-Advisors may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. The Board also considered the Advisor's and Sub-Advisors' trading practices and brokerage allocation policies, including their policies with respect to soft dollar arrangements. The Board noted that the Advisor and Sub-Advisors have represented to them that all of their soft dollar arrangements will be consistent with applicable legal requirements, including the achievement of best execution.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory and Sub-Advisory Agreements. The Board also discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Advisor and any Sub-Advisors, as provided in the Advisory and Sub-Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

ADDITIONAL INFORMATION
NOVEMBER 30, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, 2007 is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 through November 30, 2007.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION
NOVEMBER 30, 2007

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2007  NOVEMBER 30, 2007   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $1,020.24        $5.40     1.07%
Hypothetical Return (5% return before expenses)    1,000.00        1,019.65         5.40     1.07
A SHARES
Actual Return                                      1,000.00        1,016.62         8.07     1.60
Hypothetical Return (5% return before expenses)    1,000.00        1,017.00         8.07     1.60

VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00          942.72         4.71     0.97
Hypothetical Return (5% return before expenses)    1,000.00        1,020.15         4.90     0.97
A SHARES
Actual Return                                      1,000.00          939.45         7.76     1.60
Hypothetical Return (5% return before expenses)    1,000.00        1,017.00         8.07     1.60

SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,028.73         6.39     1.26
Hypothetical Return (5% return before expenses)    1,000.00        1,018.70         6.36     1.26
D SHARES
Actual Return                                      1,000.00        1,027.00         8.06     1.59
Hypothetical Return (5% return before expenses)    1,000.00        1,017.05         8.02     1.59
A SHARES
Actual Return                                      1,000.00        1,026.04         9.37     1.85
Hypothetical Return (5% return before expenses)    1,000.00        1,015.75         9.32     1.85

SMALL-CAP VALUE FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00          900.36         5.99     1.26
Hypothetical Return (5% return before expenses)    1,000.00        1,018.70         6.36     1.26
A SHARES
Actual Return                                      1,000.00          897.89         8.78     1.85
Hypothetical Return (5% return before expenses)    1,000.00        1,015.75         9.32     1.85

OPPORTUNITY FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,039.67         7.65     1.50
Hypothetical Return (5% return before expenses)    1,000.00        1,017.50         7.57     1.50

INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,041.14         6.33     1.24
Hypothetical Return (5% return before expenses)    1,000.00        1,018.80         6.26     1.24

ADDITIONAL INFORMATION
NOVEMBER 30, 2007

                                                  BEGINNING        ENDING        EXPENSES   ANNUAL
                                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING EXPENSE
                                                JUNE 1, 2007  NOVEMBER 30, 2007   PERIOD*   RATIO*
                                                ------------- ----------------- ----------- -------
REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                     $1,000.00       $  857.20        $5.94     1.28%
Hypothetical Return (5% return before expenses)    1,000.00        1,018.60         6.46     1.28

MARYLAND BOND FUND
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,028.87         1.37     0.27
Hypothetical Return (5% return before expenses)    1,000.00        1,023.65         1.37     0.27

INTERMEDIATE INCOME FUND
A SHARES
Actual Return                                      1,000.00        1,053.18         4.47     0.87
Hypothetical Return (5% return before expenses)    1,000.00        1,020.65         4.39     0.87
INSTITUTIONAL SHARES
Actual Return                                      1,000.00        1,053.72         2.98     0.58
Hypothetical Return (5% return before expenses)    1,000.00        1,022.10         2.93     0.58

---------------------
* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 366 (to reflect the half-year period).

[LOGO]

BROWN ADVISORY FUNDS

                              INVESTMENT ADVISOR
                    Brown Investment Advisory, Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231
                             www.brownadvisory.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                P.O. Box 182218
                                Columbus, Ohio
                                  43218-2218
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com


                                                                    120-SR-1107

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By   /s/ Simon D. Collier
     ---------------------------------------------
     Simon D. Collier, Principal Executive Officer
Date 1/28/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
     ---------------------------------------------
     Simon D. Collier, Principal Executive Officer
Date 1/28/08


By   /s/ Trudance L. C. Bakke
     ---------------------------------------------
     Trudance L. C. Bakke, Principal Financial
       Officer
Date 1/28/08